Exhibit 10.2

LICENSE, SUPPLY AND DISTRIBUTION AGREEMENT

between

454 Life Sciences Corporation 20 Commercial Street Branford, CT 06405 USA “454”
and

F. Hoffmann-La Roche Ltd Grenzacherstrasse 124 CH-4070 Basel Switzerland “FHLR”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

RECITALS

WHEREAS, 454 develops, manufactures and markets products related to DNA sequencing.

WHEREAS, FHLR is a company with business activities also in the life science research market and the diagnostic market.

WHEREAS, 454 and FHLR (the “Parties”) desire to have 454 manufacture and supply to FHLR certain products and to have FHLR manufacture, distribute and sell certain products under the terms and conditions stated herein.

WHEREAS, FHLR may at its sole discretion delegate to any of its Affiliates, and specifically, but not limited to, Roche Diagnostics GmbH in Mannheim (“RDG”), any rights and obligations under this Agreement.

NOW, THEREFORE, for and in consideration of the promises and the covenants contained herein, the Parties hereto do hereby agree as follows:

1. DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, the following words and phrases, whenever capitalized in this Agreement, shall have the following meanings:

1.1	“Affiliate” shall mean

(a)	an organization which directly or indirectly controls a Party to this Agreement;

(b)	an organization which is directly or indirectly controlled by a Party to this Agreement;

(c)	an organization which is controlled, directly or indirectly, by the ultimate parent company of a Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Control as per (a) to (c) is defined as owning fifty percent or more of the voting stock of a company or having otherwise the power to govern the financial and the operating policies or to appoint the management of an organization.

With respect to FHLR the term “Affiliate” shall not include Genentech, Inc., 1 DNA Way, South San Francisco, California 94080-4990, U.S.A. (“Genentech”) nor Chugai Pharmaceutical Co., Ltd, 1-9, Kyobashi 2-chome, Chuo-ku, Tokyo, 104-8301, Japan (“Chugai”), respectively, unless the Parties agree in writing to include Genentech and/or Chugai as Affiliates hereunder.

1.2 “Application R&D Project” shall mean a project regarding the development of applications on an existing or future system (e.g., Rev 1.0, 1.1, 2.0) for the Technology, including the development of protocols, Instruments Reagents, Reagent Kits, Disposables and Software, as conducted pursuant to the R&D Agreement.

1.3 “ASP” shall mean worldwide Average Sales Price. The estimated and preliminary ASP shall be determined pursuant to Section 3.3(b) and (c) and the actual ASP shall be calculated under Section 3.3(c) for each Licensed Product by dividing Net Sales of such Licensed Product by the number of Licensed Products included in such Net Sales.

1.4 “Commercial Launch” shall mean the first commercial sale by FHLR or its Affiliates of a Licensed Product to a Third Party in any country of the Territory.

1.5 “Confidential Information” shall have the meaning set forth in Section 9.1 hereof.

1.6 “Contract Year” shall mean a period of twelve (12) consecutive months during the term of this Agreement. The first Contract Year shall commence on the first of January after the Commercial Launch of the first Licensed Product, provided such Commercial Launch will be in the year of 2005. In the event that the Commercial Launch occurs after the year of 2005, the Contract Year shall commence on the first day of the first calendar quarter after the Commercial Launch.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.7 “Disposables” shall mean PicoTiterPlates (PTPs) and any other Licensed Products identified as Disposables on Exhibit 2 and 5, as amended from time to time in accordance with the terms of Section 2.7.

1.8 “Effective Date” shall mean the date of the last signature of the Parties as set forth on the signature page hereof.

1.9 “Excess Quantity” shall mean orders in excess of [***************************] the then current binding forecast of the relevant Licensed Products for the applicable calendar quarter.

1.10 “Field” shall be any field of application of the Licensed Products in life science research, pharmaceutical research and other sequencing applications, excluding the IVD Field; provided, however, that any sequencing applications shall be limited to those sequencing applications performing more than [*******************] (or such lesser number as 454 notifies FHLR in writing that it is permitted to commercialize pursuant to its Third Party license agreements) different DNA sequencing reactions in one Process Cycle, including but not limited to the performance of any of the following activities, or any component step or process included within such activities, with respect to any or all organisms and for whatever purpose or purposes: (a) sequencing all, or substantially all, of a genome, genomic region or chromosome based on sequencing, (b) expression profiling based on cDNA/mRNA sequencing, (c) repetitive sequencing of genomic regions (e.g., genes) or specific cDNA’s, and (d) performing SNP analysis of whole genomes or of more than [*******************] SNPs in one Process Cycle.

1.11 “Forecast” shall mean a forecast delivered pursuant to Section 3.5.

1.12 “Initial Stock” shall mean the total amount of Licensed Products to be ordered in FHLR’s or its Affiliates first purchase order before Commercial Launch of such Licensed Product as determined pursuant to Section 2.7.

1.13 “Initial Term” shall have the meaning set forth in Section 11.1 hereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.14 “Instruments” shall mean those Licensed Products that are listed as Instruments on Exhibits 2 and 5, as amended from time to time in accordance with the terms of Section 2.7.

1.15 “IVD Field” shall mean the application of the Licensed Products in in vitro human diagnostic uses using [****************************************************] in other countries in the Territory.

1.16 “Joint Invention” shall have the meaning set forth in Section 6.1 of the R&D Agreement.

1.17 “Joint Steering Committee” shall have the meaning set forth in Section 8.3 hereof.

1.18 “Licensed Patents” shall mean those patents and patent applications with regard to nucleic acid handling, library preparation, amplification, pyrosequencing, and sequencing data analysis as listed in Exhibit 1, which is attached hereto and made a part hereof, and any new patent or patent application owned, controlled by or licensed to 454 and covering any aspects of any Licensed Products relevant to the Field during the term of this Agreement, including without limitation 454 Sole Inventions and Joint Inventions arising under this Agreement and the R&D Agreement, and any and all continuations, continuations-in-part, divisions, patents of addition, reissues, re-examinations, renewals or extensions (including any Supplemental Protection Certificates) thereof, or any patents which shall be issued based on such patent applications, and any and all foreign counterparts of the foregoing.

1.19 “Licensed Products” shall mean, unless otherwise provided herein, any product the manufacture, use or sale of which falls under a Valid Claim of a Licensed Patent and which is listed on Exhibit 2, as such Exhibit may be amended from time to time in accordance with the terms hereof. Licensed Products shall include Instruments, Reagent Kits, Software and Disposables for DNA sequencing or other applications, in each case having characteristics as defined in the Specifications in Exhibit 3 to this Agreement.

1.20 “Net Sales” shall mean, with respect to sales or other dispositions (including any leasing of Instruments) of a Licensed Product, the amount invoiced by FHLR or FHLR’s

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Affiliates to end users, distributors or agents after deduction of volume discounts, sales rebates, allowances, returns, sales taxes (such as but not limited to value added taxes) and other taxes directly linked to the sales (provided that such taxes are separately invoiced to such end user, distributors or agents), and [************************************** ************************************************************************ ***************************] for:

(a) tariffs, duties and taxes imposed upon the production, sale, delivery or use of Licensed Product(s) (excluding tariffs, duties and taxes that are separately invoiced to end users, distributors or agents), and

(b) distribution and other customary expenses, such as freight, transportation and insurance expenses, and for

(c) cash discounts, retroactive price reductions or credits to customers on account of settlement of complaint.

Leasing of Instruments:

With respect to dispositions of Instruments that are financed by leasing or a similar financing model, Net Sales shall be reported according to Section 4.2 and shall include the entire principal amount (selling price) but shall not include any commercially reasonable interest charge that is associated with the financing of such Instrument.

“Combination Products”

In the event one or more Licensed Product(s) is/are sold together with one or more other product(s) (“Non-Sequencing Products”) or with one or more Licensed Product(s) to which different royalty rates apply (e.g., Disposables and Reagent Kits) at a single price (such combination is hereinafter referred to as “Combination Product”), such single price shall be allocated among the Licensed Product(s) and the other product(s) in the Combination Product based on the market price for such products when sold separately. If any such product is not being sold alone with a market price, 454 and FHLR shall agree upon a fair market price for that product. Solely this agreed upon price shall be used to calculate Net Sales in such instance.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Non-Sequencing Products shall mean products that are not a functional part of a system which comprises a Licensed Product and which perform a function other than sequencing, preparation of samples for sequencing, or data recovery or management and reporting of sequence data.

1.21 “Process Cycle” shall mean the performance of sequencing on a sample or samples loaded onto a substrate at an average density greater than [******************************************************************************************

*************************************************]. A substrate is the physical entity holding the samples.

1.22 “Project” and “Projects” shall mean a System R&D Project and/or Application R&D Project.

1.23 “Proposed Licensed Product” shall mean those products listed on Exhibit 5 which are not Licensed Products as listed on Exhibit 2.

1.24 “R&D Agreement” shall mean the Research and Development Agreement executed by the Parties simultaneously with this Agreement.

1.25 “Reagent” shall mean a material consumed in operating an Instrument that is not designated as a Disposable and intended to be a part of a Reagent Kit.

1.26 “Reagent Kit” shall mean an assembly of Reagents to be used in connection with the Instrument and the Disposables (e.g., Sequencing Kits, Amplification Kits and Library Preparation Kits), and which is contained in Exhibits 2 and 5 as amended from time to time in accordance with the terms of Section 2.7.

1.27 “Reagent Supply Agreement” shall have the meaning set forth in Section 2.5(a).

1.28 “Safety Stock” shall have the meaning set forth in Section 3.7.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.29 “Software” shall mean the software required to operate an Instrument and manipulate sequence data generated in such operation, including re-sequencing alignment and de-novo sequence assembly software, as identified in Exhibit 2 and 5, as amended from time to time in accordance with the terms of Section 2.7.

1.30 “Specifications” shall mean those product specifications (including performance of the product) for each of the Licensed Products or Proposed Licensed Products, as set forth in Exhibits 3 and 8 attached hereto and made a part hereof, and as such Exhibits are amended from time to time in accordance with the terms hereof.

1.31 “Subcontractor” shall have the meaning set forth in Section 5.8.

1.32 “System R&D Project” shall mean a project for the development of the technology claimed in the Licensed Patents in general or a project to develop Instruments, system Reagents, Disposables, and/or Software to meet the Specifications for Rev. 1.0, 1.1 and 2.0 or future systems to be defined, as conducted pursuant to the R&D Agreement.

1.33 “Technology” shall mean the Licensed Products and the technology claimed in the Licensed Patents for DNA sequencing based on 454 proprietary pyrophosphate-based sequencing technology and the related know-how, protocols, processes, Instruments, machines, materials, compositions, tests procedures, manufacturing procedures, techniques, formulations, methodologies and data, inventions, observations and information.

1.34 “Territory” shall mean the entire world.

1.35 “Third Party” shall mean a party other than FHLR, 454 or their Affiliates.

1.36 “Transfer Price” shall have the meaning set forth in Section 3.3(a).

1.37 “Valid Claim” shall mean a claim of an issued Licensed Patent (including patents issued after the date hereof) which has not been disclaimed or held invalid or unenforceable by a ruling of a court or other governmental agency of competent jurisdiction from which no appeal can be or has been taken or a claim in a pending patent application within the Licensed Patents that has not otherwise finally been held un-patentable by the competent administrative agency.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.38 “Other Capitalized Terms” All capitalized terms herein that are defined in the R&D Agreement shall have the same meaning as in the R&D Agreement unless specifically defined otherwise in this Agreement.

2. LICENSE GRANT, PURCHASE, SALE AND OPTION

2.1 License Grant. 454 hereby grants to FHLR and its Affiliates an exclusive, royalty bearing, non-assignable (except as forth in Section 12.3) right and/or license under the Licensed Patents, (a) to market, distribute, sell, offer to sell or have sold Licensed Products for use in the Field and the Territory, (b) subject to Section 2.2(a), to use Licensed Products for internal research, development and/or training purposes pursuant to this Agreement and the R&D Agreement, and (c) to manufacture or have manufactured Licensed Products for such sale and distribution in limited circumstances as expressly set forth in Sections 2.5(a), 3.8, 3.9, 5.1(c) and 11.1(c). The Parties acknowledge and agree that, notwithstanding the limitation on the scope of the exclusive licenses granted to FHLR and its Affiliates hereunder to those Licensed Products which will be listed on Exhibit 2 from time to time, during the Initial Term, 454 shall have no right to market, distribute, sell, offer to sell or have sold, nor license a Third Party any such rights with respect to any product in the Field whose manufacture, use or sale falls under a Valid Claim of a Licensed Patent except as expressly permitted by Section 2.2 (b), (c) or (d) or by Section 2.7 hereof.

Under the rights granted herein, FHLR and its Affiliates will exclusively sell and distribute Licensed Products in the Field and Territory and in accordance with the labeling requirements set forth in Section 8.2 and the other terms and conditions set forth in this Agreement. Subject to Section 2.2(a), 454 acknowledges and agrees that FHLR or its Affiliates may appoint sub-distributors for the purpose of this Agreement who shall have the right to market, offer to sell and sell the Licensed Products for use in the Field to any Third Party in the Territory.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.2 License Limitations.

(a) The license granted in Section 2.1 shall not include (i) the right to make Licensed Products except as expressly set forth in Sections 2.5(a), 3.8, 3.9, 5.1(c) and 11.1 hereof, (ii) the right of FHLR or FHLR’s Affiliates (with the exception of RDG) to use Licensed Products for internal research and development purposes except as a purchaser thereof at fair market value from FHLR or its Affiliates (which limitation shall not apply to Licensed Products used by any Affiliate for reasonable and customary training purposes), (iii) the right to sublicense except for end-user label licenses and service label licenses as necessary to restrict use of Licensed Products to the Field and/or to allow a customer to use the Licensed Products in a service business with Third Parties as contemplated below, or (iv) the right to reverse engineer Licensed Products for purposes of designing new products or modifying existing products. Notwithstanding any other provision of this Agreement, use of the Licensed Products in a service business by any Third Party to whom FHLR sells Licensed Products will require a one-time payment of [*********************************] by FHLR to 454 (after FHLR has received such Third Party payment) prior to commencement of any such services by such Third Party [*******************************************************************]. For the avoidance of doubt, sale of Licensed Products through a Third Party distributor or wholesaler is hereby deemed not to be the grant of a sublicense of all or any portion of the rights licensed hereunder. The Parties hereby acknowledge and agree that Third Party purchasers of Licensed Products from FHLR or its Affiliates shall be entitled to use the Licensed Products free and clear of any claim for a royalty, or other claim of 454 arising under the Licensed Patents as long as such use is in conformity with the limitation set forth below.

FHLR shall include the following restrictive language, or language which is substantially equivalent, on all pack inserts, promotional literature and contracts for Licensed Products:

Restriction on Use. As a condition of sale of this product, purchaser agrees (i) not to use the product to perform less than ten thousand (10,000) sequencing reactions on a sample or samples on a single PicoTiterPlate, (ii) to use the product for research and general laboratory use only, and (iii) not to use the product for commercial services without purchase of a commercial services license which is available through the Licensing

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Department of Roche Diagnostics GmbH. Failure to comply with these restrictions will result in an infringement of patent rights and other intellectual property rights of seller or third parties and a breach of the terms of the sale of this product.

454 may request changes to clause (i) above as necessary to comply with the laws and regulations of the place of sale of any Licensed Product provided that the resulting language is legally effective to prevent infringement by the purchaser of such Licensed Product of 454’s Third Party licensor’s rights outside of the Field. Notwithstanding any other provision hereof, FHLR shall not be liable towards 454 or any Third Party licensor of 454 for any breach by FHLR’s Licensed Product customers of such license restrictions. 454 shall defend, indemnify and hold FHLR harmless against any claims, actions, suits, proceedings, losses, damages, liabilities, costs and expenses (including reasonable attorney’s fees) (“Liability”), related to or resulting from any claims or suits brought by any Third Party licensor of 454 for breach of the above Restrictions on Use and respective patent rights or other intellectual property rights made or brought against FHLR. 454 will pay all cost of damages finally awarded in any such proceedings or any settlement with respect to any such claims.

(b) Notwithstanding any other provision hereof, 454 shall retain the right to use the Technology and the Licensed Products for the purpose of operating a service business to provide services to Third Parties in the Field, such right to be non-exclusive to the extent provided with respect to customers of FHLR in Section 2.2(a)(iii). For the avoidance of doubt, 454 shall have no rights to transfer its retained rights hereunder to any Third Party during the Initial Term other than in connection with any assignment made pursuant to Section 12.3 hereof. 454 may not utilize more than [******************] at any time to conduct such service business during the Initial Term, unless otherwise agreed by the Joint Steering Committee.

(c) Notwithstanding the exclusive license granted herein, before the Commercial Launch of any new version of a Licensed Product, 454 shall, during the term of this Agreement, have the right to test and sell a defined number of pre-launch versions of such Licensed Product to a defined number of beta sites (both to be agreed upon with RDG)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

prior to Commercial Launch, such sales to be for the sole benefit of 454 without compensation to FHLR. 454 shall not sell these pre-launch versions under any FHLR or Roche label and 454 shall be responsible and liable for any and all claims of its beta site customers including also the return of any Licensed Product. FHLR shall in particular not be responsible for any customer service and/or technical support for such products.

For the avoidance of doubt, 454 shall have the right for its sole benefit to sell and deliver any Licensed Products to its customers between the Effective Date and the date of first Commercial Launch of a Licensed Product by FHLR. Until [*******************] after such First Commercial Launch, 454 may still deliver Instruments for which it has received a purchase order prior to such Commercial Launch but such right for 454 shall terminate with respect to Instruments [******************] after first Commercial Launch except as otherwise provided in subsection (d) hereof. For all customers 454 sells Licensed Products to prior to the Effective Date and between the Effective Date and FHLR´s First Commercial Launch and thereafter as permitted in this paragraph, the last two sentences of the first paragraph in this Section 2.2 (c) shall apply.

(d) Notwithstanding the exclusive license granted herein, after Commercial Launch, 454 shall have the right to sell Licensed Products to strategic partners approved by RDG for use in approved collaborative research agreements (to be approved by the Joint Steering Committee) between such strategic partners and 454 as indicated in Exhibit 4 (which Exhibit shall also list such strategic partner agreements as approved by the Joint Steering Committee). Such Exhibit shall be amended from time to time by the Joint Steering Committee. 454 shall pay FHLR a royalty of [**] of the Net Sales for any such Licensed Products sold by 454 to such strategic partners. The definition of Net Sales and the provisions of Article 4 shall apply to payment of any such royalties by 454, with the role of the Parties reversed.

2.3 License/Distribution Option. 454 and its Affiliates shall not enter into any agreement with Third Parties with respect to a license to the Technology (including Licensed Patents) for the IVD Field or a distribution arrangement for the IVD Field during the Initial Term of this Agreement without first giving FHLR and its Affiliates the right of first negotiation as set forth herein.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

For the IVD Field, FHLR and its Affiliates shall have an exclusive right of first negotiation to obtain an exclusive or non-exclusive license and/or distribution rights with respect to the sale of Licensed Products in the IVD Field as set forth herein. This right shall be exercisable during the Initial Term of this Agreement so long as FHLR is not in default of any provision hereof as follows:

(a) In the event FHLR or its Affiliates wish to expand the Field to include the IVD Field, the Parties agree to negotiate in good faith the terms for such rights to the extent such rights remain available subject to Section 2.3(b) below; or

(b) In the event that 454 wishes to grant any Third Party licenses or rights in any country within the Territory with respect to the distribution or sale of Licensed Products or Proposed Licensed Products or any other product falling under a Valid Claim of a Licensed Patent in the IVD Field (regardless of whether 454 desires to initiate or a Third Party has initiated discussions of such rights), 454 shall first propose to grant such rights to FHLR. Such proposal shall be in writing, be made in good faith, and provide terms no less favorable to FHLR than those to be offered to, or offered by, such Third Party. Within [**************] after receipt of any such proposal, FHLR shall notify 454 as to whether FHLR wishes to enter into negotiations for such rights. If FHLR provides timely notice that it wishes to do so, then the Parties shall conduct exclusive negotiations and use good faith efforts to conclude an agreement within [************************] thereafter. If the Parties are unable to agree upon the terms of such agreement despite the use of good faith efforts for such [********************] day period, FHLR shall put its proposal in writing (the “Last Offer”). Thereafter, 454 shall be free to grant a license or other rights to Third Parties to the rights described in such Last Offer on terms more favorable to 454 than the Last Offer made by FHLR. If, on the other hand, (i) FHLR gives 454 notice that FHLR does not wish to enter into any such negotiation, or (ii) FHLR does not respond to 454’s initial proposal within [************] after receipt thereof, then 454 shall be free to grant a license or other rights as outlined in the initial proposal to Third Parties in the IVD Field on any terms.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.4 Purchase and Sale. During the Initial Term of this Agreement and subject to the terms and conditions contained herein, FHLR shall have the right, but not the obligation (except as set forth in the binding portion of each Forecast as noted in Section 3.5, hereof) to purchase the Licensed Products from 454 and 454 shall exclusively manufacture and supply to FHLR or its Affiliates at the Transfer Price such quantities of the Licensed Products as 454 is required to supply hereunder. The Licensed Products available to FHLR for purchase from 454 are indicated in Exhibit 2 of this Agreement, which may be amended by written agreement of the Parties from time to time during the term of this Agreement in accordance with the terms of Section 2.7 hereof. FHLR and its Affiliates shall not have the right to purchase Licensed Products from a Third Party except as expressly provided under the terms of this Agreement.

2.5 Supply Options.

(a) To the extent FHLR or its Affiliates are capable of supplying components for Reagent Kits in the required volume and under specifications to be agreed by the Parties, at 454’s option, FHLR or its Affiliates shall supply to 454, on reasonable terms and conditions to be agreed upon in a separate supply agreement (the “Reagent Supply Agreement”), bulk Reagents for the assembly of Reagent Kits for as long as 454 supplies Reagent Kits to FHLR hereunder.

(b) In the event that FHLR or its Affiliates assumes sole responsibility for Reagent Kit manufacturing , as provided in Section 5.1(c) hereof, during the Initial Term, at 454’s option FHLR or its Affiliates will supply 454 with Reagent Kits at [***********] of such Reagent Kit for use in 454’s internal research, 454’s service business, and for transfer to strategic partners, including CuraGen Corporation. For the avoidance of doubt, no royalties to 454 shall be due by FHLR on any sales of Reagent Kits to 454 under this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.6 Diligence. FHLR shall use commercially reasonable efforts to commercialize Licensed Products in the Field during the term of this Agreement. However, FHLR will commercialize the Licensed Product in phases at its reasonable commercial discretion with respect to different geographic regions starting with the United States. Such efforts shall include, without limitation, FHLR’s obligation to:

(a) Offer Licensed Products to Third Parties for sale within [***********] after the later of (i) availability of Initial Stock at FHLR or its Affiliates of all Licensed Products necessary for a system launch (e.g., Rev. 1.0, Rev.1.1, Rev 2.0) meeting the Specifications and (ii) fulfillment by 454 of the requirements of Section 5.9 (b) and (c). If FHLR or its Affiliates fails to so launch any such Licensed Product within such [***********] period, [********************************************************************** *******************************************************************************************************], such Instrument and related Software, Disposables and Reagent Kits shall no longer be subject to this Agreement and 454 shall be free to sell and distribute such Licensed Products on its own or with another Third Party;

(b) Spend [*************************************] over the Initial Term of this Agreement and at least [**********************************] per calendar year (or the respective share of such sum for incomplete calendar years during the Initial Term starting with the first day of the month following the Effective Date), with at least [***************] of such total amount being spent prior to the [**************************************], on marketing and sales promotional and support activities, such as advertising, congresses, trade shows, and other expenditures not including FHLR’s & FHLR’s Affiliate personnel costs and employment related expenditures, pursuant to a marketing plan developed by the Marketing Steering Committee (as defined in Section 8.3(c));

(c) Dedicate in a reasonable time frame after launch enough resources for local/regional marketing support [********************************************************************************************************** ******** ***********************************************************************];

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(d) Devote sufficient trained personnel for customer service and technical support, such that troubleshooting and training for Licensed Products is reasonably ensured;

(e) Implement sales force incentives [*************************************** **********************]; and

(f) Not market or sell any product for sequencing applications in the Field that directly competes with a Licensed Product.

2.7 New Licensed Products. Licensed Products, and their initial estimated ASP’s and launch dates are set forth on Exhibit 2 and Specifications of such Licensed Products are described on Exhibit 3. Proposed Licensed Products (e.g., Rev 1.1 and Rev 2.0), and estimated launch dates and proposed initial estimated ASP’s are listed on Exhibit 5. Specifications for Proposed Licensed Products are listed on Exhibit 8. During the term of the R&D Agreement, other than projects with strategic partners under Exhibit 4 hereof, any applications development or product development projects to be conducted by or on behalf of 454 using the Technology in the Field must be proposed to RDG as Projects under Article 2 of the R&D Agreement at the DI milestone according to Exhibit 6 requirements. For the avoidance of doubt, 454 shall have no right to market, distribute, sell, offer to sell or have sold or to license any Third Party any such right with respect to any product falling under a Valid Claim derived from a project with a strategic partner under Exhibit 4 hereof during the Initial Term.

If RDG does not agree to approve such Project and to designate the relevant product as a Proposed Licensed Product within a period of [*************] following such proposal, FHLR and its Affiliates will have no rights to such product under this Agreement (except as set forth in Section 3.7 of the R&D Agreement) and 454 will be free to independently develop and distribute such product.

At the DI milestone according to Exhibit 6 requirements for Projects under the R&D Agreement, the Joint Steering Committee will amend Exhibits 5 and 8 to include new Proposed Licensed Products, launch dates, initial ASP and Specifications. At the DO milestone according to Exhibit 6 requirements, the Joint Steering Committee will

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

determine the final Specifications, ordering of Initial Stock, launch dates, and initial estimated ASPs for Proposed Licensed Products which will then be included on Exhibits 2 and 3 and at such time the Proposed Licensed Products will become Licensed Products. 454 is responsible for meeting dates and quantities of Initial Stock. All changes of Specifications, launch dates and initial estimated ASP between the DO and DI Milestones will be recorded in the minutes of the Joint Steering Committee. If at any time (i) 454 and RDG agree to completely discontinue development of a Proposed Licensed Product hereunder or (ii) FHLR or its Affiliates fails to launch any Licensed Product as required pursuant to Section 2.6(a) then such Licensed Product shall be removed from this Agreement and 454 will be free to independently develop and distribute such product.

[****************] Licensed Products are currently included in Exhibits 2, 3, 5 and 8, although no formal DI/DO Milestone according to this Section 2.7 has been completed. In the event of any changes to the Specifications or other contents of such Exhibits arising in connection with actual DI/DO Milestone completion, the respective Exhibits will be amended accordingly at the time of the respective DI/DO Milestone completion according to Exhibit 6.

3. UPFRONT PAYMENTS, TRANSFER PRICE, ROYALTIES, ORDERS, PRODUCT SUPPLY

3.1 Upfront Payments. In consideration of 454’s development of the Technology and FHLR’s exclusive access to the Technology and Licensed Products in the Field as provided herein, RDG has made a payment of [*******************************] to 454 according to the Exclusivity Agreement signed on January 21st, 2005, and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

FHLR will make to 454 the following payments:

(a)	within [*****] after the Effective Date of this Agreement:	US$ [********]

(b)	within [*****] after [*************************]
[****************************]
	[**********************]	US$ [********]

within [*****]:

(b)	after Commercial Launch of the Rev. 1.0
Licensed Products (Exhibit 2) by FHLR or
	its Affiliates:	US$ [********]

(c)	after FHLR and its Affiliates reaching a [**************]
	[**************]:	US$ [********]

(d)	after Commercial Launch of the Rev. 1.1
Licensed Products (Exhibit 5) by FHLR or its
	Affiliates:	US$ [********]

(e)	after Commercial Launch of the Rev. 2.0
Licensed Products (Exhibit 5) by FHLR
	or its Affiliates:	US$ [********]

3.2 Milestone Payments. As additional consideration for the launch of Rev. 1.0, 1.1 and 2.0 and for the access to the Technology, FHLR will make to 454 during the Initial Term milestone payments for access to the Technology at thresholds of cumulative aggregated total sales by FHLR and its Affiliates of all Licensed Products as follows:

FHLR shall pay to 454 at every [******************************] of cumulative aggregated [************************] an amount of [*********************** ************************]; provided, however, that such [******] shall be calculated at [*******************************] cumulative aggregated [***************** *******] since the last [******************************] was achieved for which a [**************] (which may have occurred in a prior quarter), and shall, [*******************************] of the end of each such calendar quarter. (Example: [********************* *************************************************************************************************** *****].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Payments as set forth above shall be stopped for the Initial Term of this Agreement after cumulative aggregate Net Sales of Licensed Products in any given calendar year have reached [*******************************************].

Until the launch of Rev. 1.1 all payments made under this Section 3.2 are related to Rev. 1.0. After the launch of Rev. 1.1 all payments made under this Section 3.2 are related to Rev. 1.1. After the launch of Rev. 2.0 all payments made under this Section 3.2 are related to Rev. 2.0.

3.3 Transfer Price.

(a) 454 shall charge FHLR, and FHLR shall purchase from 454 the quantities of Licensed Products ordered pursuant to this Agreement at a transfer price for each of the Licensed Products (the “Transfer Price”) of [****************] based on the initial estimated Average Sales Price (“ASP”) as specified in (b) below.

Notwithstanding the foregoing, (i) the payment obligations and the value of the estimated ASP shall be subject to adjustment based on the actual ASP as set forth in paragraph (c) below, (ii) the minimum Transfer Price based on the initial estimated ASP is set forth in paragraph (d) below, and (iii) the Transfer Price for Instruments and Reagent Kits ordered by FHLR for purposes covered by Section 2.1(b), as noted in the relevant purchase order, and which shall be used by FHLR only for such allowed purposes shall be [********** **********] of the applicable estimated ASP. For the avoidance of doubt, no royalties shall be payable from FHLR to 454 for Licensed Products ordered by FHLR for purposes covered by Section 2.1 (b).

(b) The initial estimated ASP for Licensed Products for Rev. 1.0 shall be as follows:

Instrument (Rev. 1.0), including Software:	US$ [*****]

Reagent Kits (Rev.1.0) for 70x75 PicoTiterPlate:	US$ [***]

Disposables (Rev.1.0) (70x75 PicoTiterPlate):	US$ [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

The detailed initial estimated ASP for initial Licensed Products on a catalogue number basis will be detailed in Exhibit 2 which will be amended from time to time for additional Licensed Products. The initial estimated ASP for Rev 1.1 and 2.0 Licensed Products and other Licensed Products shall be agreed as set forth in Section 2.7.

(c) During the last quarter of each calendar year beginning in 2005, the applicable estimated ASP for the following calendar year and the preliminary actual ASP for the current calendar year shall be determined latest by November 30th based on FHLR’s reporting of Net Sales of Licensed Products during the previous three quarters of such calendar year. Based on the preliminary actual ASP for the current calendar year, FHLR shall invoice 454 for any amount overpaid or pay 454 for underpaid amounts, depending on whether the preliminary actual ASP is lower or higher than the estimated ASP. The due date for any such adjustment payments shall be December 15th of each calendar year beginning in 2005.

During the first quarter of each calendar year beginning in 2006, the applicable actual ASP for the preceding calendar year shall be determined based on FHLR’s actual Net Sales. Following the determination of the actual ASP for the preceding calendar year, FHLR shall invoice 454 for any amount overpaid or pay 454 for underpaid amounts, depending on whether the actual ASP is lower or higher than the preliminary actual ASP. The due date for any such adjustment payments shall be March 31st of each calendar year beginning in 2006.

(d) Notwithstanding any other provision hereof, irrespective of the actual ASP, the minimum floor price to be paid as a minimum Transfer Price from FHLR to 454 during the Initial Term shall be as follows:

Instruments, Software and Disposables: [**] of initial estimated ASP as set forth in Exhibit 2.

Reagent Kits: [**] of initial estimated ASP as set forth in Exhibit 2.

The minimum Transfer Price for each Product may be re-negotiated in good faith by the Joint Steering Committee upon written request of either Party in the event that the actual

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ASP falls below the threshold of [***************] of the initial estimated ASP for Instruments, Software and Disposables and [****************] of the initial estimated ASP for Reagent Kits, taking into account the changes in production costs and the changes in the end user prices in the market of the particular Licensed Product.

For the avoidance of doubt, the Parties agree that no Transfer Price payment under this Section 3.3 shall be made by FHLR or its Affiliates to 454 for any Licensed Product that is manufactured by FHLR or its Affiliates or on behalf of FHLR or its Affiliates by a party other than 454 according to the terms of this Agreement.

3.4 Royalties.

(a) FHLR will pay to 454 running royalties on Net Sales of Licensed Products in the amount of:

(i)	[***********************] for Instruments, Disposables and Software manufactured by 454; and [**************] if manufactured by FHLR.

(ii)	[*************************] for Reagent Kits manufactured by 454.

(iii)	[********************] for Reagent Kits manufactured by FHLR until annual sales volume for Reagent Kits and Disposables in any calendar year reaches [**********************************].

(iv)	On any sales of Reagent Kits manufactured by FHLR where annual sales volume for Reagent Kits and Disposables is [******************************************************************************************* *****************************************************].

(v)	On any sales of Reagent Kits manufactured by FHLR where sales volume for Reagent Kits and Disposables is [************************************************************************** **************************************************************************************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(vi)	On any sales of Reagent Kits manufactured by FHLR where annual sales volume for Reagent Kits and Disposables is [********************************************************************************************

********************************]

For the avoidance of doubt, the royalties on Disposables shall be as set forth in Section 3.4 (a) (i) of this Agreement, irrespective of whether Disposables are packaged into a Reagent Kit. In such case the Combination Product section of the Net Sales definition shall apply.

(b) If the actual ASP for Reagent Kits should drop in any given calendar year when FHLR is manufacturing Reagent Kits as provided in Section 5.1(c), such that FHLR’s fully loaded cost (which shall include all reasonable and customary direct and indirect costs of manufacturing) exceeds [*********************] of the actual ASP, the royalties due to 454 on Reagent Kits shall be reduced by [********************] of such excess. Such reduction shall be limited to a maximum of [******************************* **************] for Reagent Kits in such calendar year. The reimbursement of FHLR for reductions made under this Section 3.4 (b) shall be due with the adjustment payments due on March 31st of each calendar year as set forth in Section 3.3 (c).

(c) In any given calendar year during the Initial Term where the total R&D investment of 454 for actual or potential Licensed Products with respect to Projects is below [******************************] (reduced by its share of any reduction in Application R&D Project funding as set out in more detail in Sections 3.3 of the R&D Agreement), or following Commercial Launch of Rev. 2.0, if 454’s total R&D investment is below [****************************] for such calendar year and such [**********************************] is lower than [******************************], the royalty to be paid by FHLR to 454 on Reagent Kits shall be reduced by [****************] (e.g., to [****************] for Reagent Kits where sales of Reagent Kits and Disposables are [***********************] according to Section 3.4 (a) (iii)-(vi)). The R&D Steering Committee (as defined in Section 8.3(c)) shall monitor such R&D investments. 454 shall keep complete and accurate books and records in accordance with established accounting practices in sufficient detail to permit ready computation of the investments required to be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

made under this Agreement and the R&D Agreement. All such books and records, for a period of two (2) years, shall be open for inspection by a chartered accountant during normal business hours and provided that such inspection has been announced to 454 at least three (3) weeks in advance. The reimbursement of FHLR for reductions made under this Section 3.4 (c) shall be due with the adjustment payments due on March 31st of each calendar year as set forth in Section 3.3 (c).

(d) During the Initial Term of this Agreement FHLR shall pay minimum royalties on the 30th day of each Contract Year for the first four Contract Years as follows:

[*************]:	US$ [********]
[*************]:	US$ [********]
[*************]:	US$ [********]
[*************]:	US$ [********]

Such minimum royalties shall be fully applied to and deductible from royalties due for Net Sales during the relevant Contract Year provided that such minimum royalties shall be due only if Rev. 1.0 is available for Commercial Launch at FHLR [****], Rev. 1.1 is available for Commercial Launch at FHLR [****] and Rev. 2.0 is available for Commercial Launch at FHLR [****]. Otherwise and in each case the amount of minimum royalties will have to be negotiated between the Parties in good faith.

3.5 Forecasts and Orders.

(a) Starting on the Effective Date and prior to the 15th day of each new calendar quarter during the Initial Term, FHLR or its Affiliates shall furnish to 454 a rolling Forecast in quarterly increments indicating, by calendar quarter, the quantities of the Licensed Products that FHLR and its Affiliates intend to order during each calendar quarter of the twelve (12) month period starting with the first day of the succeeding calendar quarter. The amounts set forth for the first calendar quarter included in such Forecast shall constitute a binding commitment upon FHLR and its Affiliates to purchase the Licensed Product quantities in the Forecast for such period, pursuant to purchase orders which shall be submitted by

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

FHLR or its Affiliates to 454 in accordance with Section 3.5(c). The binding Forecast for any such calendar quarter shall be no less than [******************] and no more than [********************************] of the previous non-binding Forecast for such calendar quarter. During the first Contract Year the binding Forecast for any such calendar quarter shall be no less than [**************] and no more than [******************* ************] of the previous non-binding forecast for such calendar quarter. The remaining nine (9) months of each such Forecast shall merely represent reasonable estimates for planning purposes only and will be good faith Forecasts but, however, shall not obligate FHLR or its Affiliates to purchase the Licensed Product quantities set forth therein.

(b) The estimated initial rolling Forecast for Licensed Products added to Exhibit 2 according to Section 2.7 after the Effective Date shall be agreed upon in writing at DO milestone until the above described rolling forecasting process begins and shall be non-binding. Thereafter, Forecasts for such added Licensed Products shall be included in each Forecast to be provided pursuant to Section 3.5(a).

(c) FHLR or its Affiliates shall place each purchase order with 454 for the Licensed Products to be delivered hereunder in writing. Each such purchase order shall constitute a binding obligation upon FHLR and its Affiliates and shall be confirmed by 454 within two (2) weeks from receipt of the purchase order, such confirmation to include information on the expected delivery date. Notwithstanding the foregoing, 454 shall not be obligated to confirm purchase orders that exceed the binding forecast for the relevant calendar quarter or that are received after the expiration or termination of the Initial Term.

454 shall use best efforts to deliver within four (4) weeks from the receipt of each purchase order such quantity of Licensed Products as is set forth in the binding Forecast for the quarter.

For Excess Quantity orders, 454 shall use its commercially reasonable efforts to meet the four (4) weeks delivery date for such purchase orders and shall reasonably adapt its production capacity accordingly. 454 may use the Safety Stock of the Licensed Products to be maintained pursuant to Section 3.7 to meet Excess Quantity orders.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(d) During the Initial Term, FHLR or its Affiliates may order spare parts from 454 from time to time with prices as specified in Exhibit 7 and as further set out below. Exhibit 7 shall be amended annually by the Joint Steering Committee as proposed by the Operations Steering Committee based on the criteria set forth below. 454 shall deliver such spare parts to FHLR or its Affiliates as soon as reasonably available, but in any event within thirty (30) days of the relevant purchase order. Any such spare parts which are to be used by FHLR or its Affiliates for technical service during the warranty period shall be provided free of charge to FHLR or its Affiliates. For any such spare parts which are to be used in connection with technical service which is to occur after the warranty period, spare part prices shall be based on the Instrument Transfer Price using [***************************************** ************************************], as initially provided for Rev. 1.0 in Exhibit 7. FHLR shall provide 454 with any information reasonably requested by 454 to confirm any amounts due to 454 hereunder based on the use of spare parts and such information shall be subject to audit as provided in Article 4.

(e) FHLR’s or its Affiliates’ purchase orders may not modify any terms of this Agreement or add any terms not set forth herein. Any such additional terms or modifications shall have no effect. In the event there is any confusion as to the obligations of the Parties regarding a particular Licensed Product purchase order, the Parties agree that the resolution of such issue shall be controlled solely by the terms of this Agreement.

3.6 Delivery and Invoicing.

(a) 454 shall ship the Licensed Products which are ordered by FHLR or its Affiliates in accordance with this Agreement pursuant to confirmed purchase orders from 454’s facility on a DDU basis (Incoterms 2000) to RDG’s Germany or Roche’s Indianapolis facility or directly to an FHLR customer (as specified in the respective purchase order) in accordance with the quantities specified in FHLR’s or its Affiliates’ purchase orders and the delivery dates specified in 454’s confirmation thereof. However, FHLR shall bear the cost for freight and insurance, as indicated in the relevant invoice, provided that FHLR shall have the exclusive right to determine the freight forwarder, such determination to be made in a timely manner.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b) All deliveries shall comply with FHLR’s shipping and pallet guidelines (if applicable) as set forth in Exhibit 9.

(c) 454 shall invoice FHLR or RDG as indicated in the purchase order for the Transfer Prices of the Licensed Products supplied under such purchase orders, regardless of the point of delivery. FHLR shall pay each such invoice within [*************] net after acceptance (i.e., not having informed 454 of any non-conformity according to Section 5.5 (a)) of the Licensed Products at their destination.

All payments to 454 shall be made via wire transfer pursuant to the following information:

Bank of America

ABA# [*******]

Wire account# [*********]

For further credit to: [*************],

Account# [***************]

Attn: [**********************]

(d) Unless the Parties expressly agree in writing to use a different currency and regardless of the currency on the invoice, all invoices under this Agreement shall be paid in United States Dollars.

3.7 Safety Stock. Commencing with the Commercial Launch of the first Licensed Product and throughout the Initial Term of this Agreement, 454 shall maintain a fresh Safety Stock, either at 454 or at its suppliers, of (a) the Disposables which are Licensed Products at such time with a minimum shelf life as defined in the Specifications in Exhibit 3, in an amount equivalent to the forecasted purchases for the current calendar quarter, and (b) unless FHLR or its Affiliates is producing Reagent Kits as provided in Section 5.1(c), (i) Reagents for use in manufacturing Reagent Kits which are Licensed Products at such time with a minimum shelf life of [***************], in an amount equivalent to the forecasted purchases of Reagent Kits for the current calendar quarter, (ii) provided that if the shelf life of Reagent Kits which are Licensed Products at such time exceeds [***************],

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

such Reagent Kits shall instead be stocked in amounts equivalent to the forecasted purchases for the current calendar quarter. During the Initial Term, such Safety Stock shall be exclusively available to FHLR and its Affiliates. Deliveries by 454 to FHLR may be taken from 454’s inventory identified as Safety Stock; provided, however, that 454 shall replenish the Safety Stock, if necessary, as soon as reasonably practicable in order to maintain the level of Safety Stock in accordance with the preceding sentence. 454’s Safety Stock shall be rotated with its regular inventory of the Licensed Products. 454 shall keep FHLR reasonably informed of the level of inventory identified as the Safety Stock upon request of FHLR.

3.8 Failure to Supply. During the Initial Term, 454 shall inform FHLR promptly of any problems with Third Party suppliers or problems of 454, in each case with respect to the manufacture or supply of Licensed Products.

(a) In the event that 454 is unable, or notifies FHLR that it is unable, for any reason (including Force Majeure) to supply quantities of the Licensed Products pursuant to confirmed purchase orders in accordance with Section 3.5, 454 shall inform FHLR promptly.

The Joint Steering Committee (through the Operations Steering Committee if active) will develop a plan to address the supply interruption. This may include discussing with supplier(s) the supply of the components of undelivered Licensed Products, arranging alternative sources of supply and/or providing FHLR rights to manufacture components for sale in accordance with the terms of this Agreement.

(b) In the event that, during the Initial Term, 454 is unable, or notifies FHLR that it is unable, for any reason including Force Majeure, to supply a minimum of [************] of the binding forecast quantities of Licensed Products to FHLR or its Affiliates as set forth in Section 3.5, for a total period of [**********], and the Joint Steering_Committee is, despite good faith efforts, unable to reasonably agree on a plan under Section 3.8(a) above to resolve the shortage, 454 shall upon written request of FHLR, grant FHLR or its Affiliates the right to manufacture or have manufactured such Licensed Products and with respect to Instruments and Disposables if in addition the Joint Steering Committee

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

reasonably agrees that by so doing, FHLR or its Affiliates can eliminate the shortage sooner than 454 would be able to so do. In order to enable FHLR or its Affiliates to manufacture or have manufactured such Licensed Product for sale in accordance with the terms of this Agreement, 454 herewith agrees to grant to FHLR and its Affiliates rights under all relevant patents, know-how, or design rights or any other intellectual property rights necessary for the manufacturing of such Licensed Products for use in the Field and to provide FHLR or its Affiliates all relevant information to enable FHLR or its Affiliates to manufacture such Licensed Products for sale in accordance with the terms of this Agreement. In the event FHLR or its Affiliates is forced to undertake its own production of such Licensed Products as provided herein, 454 shall furnish FHLR or its Affiliates with all manufacturing instructions (including but not limited to all QC methods, manufacturing environment, SOPs) and know-how necessary for such production and shall supply FHLR or its Affiliates with or give FHLR or its Affiliates access to its supplies or its suppliers of raw materials needed for production as well as materials used for controls. FHLR shall pay to 454 a royalty of [************************] with respect to all Licensed Products that are Reagent Kits made by FHLR or its Affiliates pursuant to this Section 3.8, until FHLR or its Affiliates is eligible to elect according to Section 5.1 (c) to manufacture at its own facilities all Licensed Products that are Reagent Kits, at which time the royalty rates in Section 3.4(a) shall apply. FHLR and its Affiliates shall lose its right to manufacture Reagent Kits under this Section 3.8(b) within [********] after 454 notifies FHLR (following reasonable determination in the Joint Steering Committee of such capability) that 454 is capable of meeting the binding Forecast before FHLR or its Affiliates makes a written request to assume manufacturing responsibility. FHLR and its Affiliates shall lose its right to manufacture Instruments and Disposables under this Section 3.8(b) once 454 notifies FHLR that 454 is capable of meeting the binding Forecast for such Licensed Products. FHLR shall in such event be compensated for its reasonable investments regarding manufacture of Instruments at a rate [*************************].

3.9 Option for Instrument Manufacturing. The Parties agree that FHLR shall also have the right to manufacture Instruments at a second manufacturing site owned by FHLR or its Affiliates solely to the extent that the manufacturing capacity at 454 is exceeded by the demand during the Initial Term and such demand is more than [****************] Instruments per annum. FHLR shall pay to 454 royalties as specified in Section 3.4(a)(i) with respect to all Instruments made by FHLR pursuant to this Section 3.9 or 3.8.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

4. PAYMENTS, BOOKS AND RECORDS

4.1 Currency Conversion. All payments due under this Agreement shall be payable in United States Dollars. For the conversion of any invoices from any currency into United States Dollars the monthly average exchange rate derived from daily exchange rate figures provided by Reuters (website: www.reuters.com/financeCurrencies.jhtml) shall be used. Whenever, for the purpose of calculating royalties, conversion from any currency other than Swiss Francs (CHF) shall be required, first the monthly recorded amount of sales in reported currencies shall be converted into Swiss Francs (CHF) using the monthly average exchange rate derived from daily exchange rate figures provided by Reuters (website:www.reuters.com/financeCurrencies.jhtml) and then the Net Sales in Swiss Francs shall be converted into US Dollars, using the monthly average exchange rate derived from daily exchange rate figures provided by Reuters. Any payments by FHLR that are not paid on or before the date such payments are due under this Agreement and which are not being disputed in good faith shall bear interest, to the extent permitted by law, at one percentage point above the base prime rate of interest most recently reported by The Wall Street Journal, based on the number of weeks that payment is delinquent.

4.2 Payments and Reports. Upon the first Commercial Launch of a Licensed Product, within [**************] following each calendar quarter end, FHLR shall deliver to 454 a report containing the following information on a country-by-country basis: calculation of Net Sales together with the exchange rates used for conversion; and calculation of the amount payable to 454 under Section 3.4 for the applicable payment period. Any income from Instrument leasing shall be reported in such royalty reports under a separate catalogue number and shall include the entire principal amount (selling price) paid for the Instrument under the leasing contract but shall not include any commercially reasonable interest charge. Each such report shall also include a calculation of any payments due pursuant to Section 3.4(d). If no royalties or other payments are due to 454 for any reporting period,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

the report shall so state. Concurrent with these reports, FHLR shall remit to 454 any payment due for the reporting period. Interest according to Section 4.1 shall only be charged for royalty payments made after [***********] from the end of the calendar quarter.

4.3 Record Keeping and Audits. FHLR shall keep complete and accurate books and records in accordance with established accounting practices in sufficient detail to permit ready computation of the actual ASP for each calendar year, the Transfer Price for Licensed Products and the royalty payments required to be made under this Agreement. All such books and records, for not less than three (3) years after the calendar year to which they relate, shall be open for inspection by a chartered accountant and/or employees of 454 or of its Affiliate during normal business hours and provided that such inspection has been announced to FHLR at least three (3) weeks in advance. The appointment of such chartered accountant and/or employees of 454 or of its Affiliate shall be subject to the approval of FHLR, which shall not be unreasonably withheld. The chartered accountant and/or employees of 454 or of its Affiliate shall be permitted access to FHLR’s books and records for a reasonable period of time during normal business hours and shall have the right to report to 454 the amounts due and payable to 454, the method of computation of such amounts and any other information concerning the Licensed Product as is reasonably necessary to verify the statements furnished by FHLR as required herein.

The costs and expenses of any such chartered accountant shall be borne by 454 unless any such inspection discloses an underpayment of royalties or understatement of actual ASP of [**************] or more, in which case FHLR shall promptly pay the reasonable cost of such inspection after FHLR’s receipt of the invoice for such inspection. In any event if there is any underpayment of royalties or Transfer Prices based on actual ASP, FHLR shall promptly correct the payment.

4.4 Withholding Tax. The Withholding Tax (if any) levied by a government of any country in the Territory on payments made by FHLR to 454 hereunder shall be borne by 454. FHLR shall use its commercially reasonable efforts to do all things necessary to enable 454 to claim exemption therefrom under any double taxation or similar agreement in force and shall produce to 454 proper evidence of payment of all withholding tax and other certificates that might be required by the respective double taxation agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5. MANUFACTURE, QUALITY ASSURANCE, WARRANTY AND LIABILITY

5.1 Legal Manufacturer.

(a) 454 shall be the responsible legal manufacturer for all of the Licensed Products supplied by 454 to FHLR or its Affiliates hereunder and 454 hereby represents and warrants that it shall fully comply in all respects with such designation whether or not such Licensed Products are manufactured by 454 or a Third Party on behalf of 454. 454 represents and warrants that the manufacture of the Licensed Products for use in the Field and the manufacturing facilities and processes used in the manufacture of the Licensed Products for use in the Field will, at the time of manufacture and supply to FHLR or its Affiliates, comply with all applicable regulations and laws.

(b) In the event that any Licensed Products are manufactured by FHLR or its Affiliates as permitted herein, FHLR or its Affiliates shall be the responsible legal manufacturer for all of such Licensed Products and FHLR hereby represents and warrants that it shall fully comply in all respects with such designation. FHLR represents and warrants that any permitted manufacture of the Licensed Products for use in the Field and the manufacturing facilities and processes used in the manufacture of the Licensed Products for use in the Field will, at the time of manufacture, comply with all applicable regulations and laws.

(c) After the first to occur of (i) the last day of any twelve (12) month period during which the annual sales volume of Sequencing Reagent Kits first reaches [************** ************************] or (ii) the last day of any new calendar quarter after Commercial Launch by FHLR or its Affiliates of [******] when the aggregated sales volume of Sequencing Reagent Kits during the last [***************] period before and including such last day of any such calendar quarter reaches or exceeds [*********** ****************************], FHLR or its Affiliates may elect by providing written

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

notice to 454 to manufacture at its own facility all Licensed Products that are Reagent Kits. Any such transfer of Reagent Kit manufacturing and assembly responsibility shall be supported by 454 (as detailed in Section 3.8(b)) and effectuated according to a detailed transfer schedule to be agreed upon and monitored by an Operations Steering Committee. If the necessary preparations at FHLR or its Affiliates with respect to manufacturing transfer are not completed at the time of any such request, the manufacturing and assembly transfer shall occur at a later date as agreed by the Joint Steering Committee at such time. If FHLR or its Affiliates does not request such right before the last to occur of (i) or (ii) above and within the Initial Term, this Section 5.1(c) shall have no further force or effect.

5.2 Conformance, Warranty and Liability.

(a) 454 represents and warrants that all of the Licensed Products supplied by it to FHLR or its Affiliates under this Agreement shall, until the applicable expiration date, conform to the applicable regulations and conform to the Specifications in effect at the applicable time for such Licensed Products and be free from material defects in materials and workmanship. 454 represents and warrants that it has the right to manufacture, have manufactured, distribute and have sold and have distributed by FHLR or its Affiliates such Licensed Products and that such Licensed Products will fully conform to FHLR’s Design Control Guidelines as detailed in Exhibit 6. Beyond the warranties expressly stated herein, 454 shall assume no warranty, express or implied, as to the fitness of the Licensed Products for the purpose intended by FHLR. The limited warranties set forth in this Section constitute the sole and complete warranty obligation of 454 with respect to such Licensed Products.

(b) FHLR represents and warrants that all of the Licensed Products supplied by it to 454 or Third Parties under this Agreement shall, until the applicable expiration date, conform to the applicable regulations and conform to the Specifications in effect at the applicable time for such Licensed Products and be free from material defects in materials and workmanship. FHLR represents and warrants that such Licensed Products will fully conform to FHLR’s Design Control Guidelines as detailed in Exhibit 6. Beyond the warranties expressly stated herein, FHLR shall assume no warranty, express or implied, as

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

to the fitness of the Licensed Products for the purpose intended by 454. The limited warranties set forth in this Section constitute the sole and complete warranty obligation of FHLR with respect to such Licensed Products.

(c) THE FOREGOING WARRANTIES SHALL BE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. IN NO CASE SHALL EITHER PARTY BE LIABLE FOR INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS.

5.3 Testing. 454 shall test or cause to be tested each lot of Licensed Products manufactured by 454 for FHLR hereunder pursuant to the QC release specifications attached to this Agreement as Exhibit 10 before delivery to FHLR or its Affiliates. The QC test methods must be validated and approved by the Operations Steering Committee. Each such lot shall be accompanied by a Certificate of Analysis (the “CoA”). The CoA must be lot specific and reflect the FHLR lot number. The CoA shall certify the conformance to FHLR’s QC release specifications set forth in Exhibit 10 attached hereto and amended from time to time by the Parties. The Licensed Products shall be free of animal components and shall not have been exposed to or commingled with any animal raw material with the exception of [*****************************************]. 454 shall send such CoA’s to FHLR along with delivery of the Licensed Products. FHLR is entitled to rely on the CoA for all purposes of this Agreement, including with respect to FHLR’s subsequent sale and marketing of the Licensed Products to Third Parties for use in the Field. Nothing in this Agreement shall be construed to require FHLR to perform any incoming testing, analytical or otherwise, on any of the Licensed Products received from 454. However, FHLR may at its discretion perform an incoming quality control test.

454 shall provide FHLR with Quality Control (QC) Standard Operating Procedures (SOP) within [**********] of the Effective Date. FHLR shall be notified about planned updates in advance and shall be provided with such updates without undue delay.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.4 Changes to the Licensed Products. 454 and FHLR or its Affiliates, as relevant, shall notify the other Party in writing of any proposed changes in the manufacturing process used by such Party which affect fit, form, or function of the Licensed Products or any components of the Licensed Products to be supplied by them hereunder, including, but not limited to, any changes that affect written quality plans for production or written quality procedures respecting same, as well as any changes outside the validated level or procedure, in manufacturing procedures, component part or raw materials manufacturer, manufacturing sites or batch sizes. Upon any such notice, the Joint Steering Committee shall confer and agree upon a reasonable time frame within which FHLR or its Affiliates or 454, as relevant, may evaluate and communicate its written approval or disapproval of such change; provided, however, that neither Party shall unreasonably withhold or delay its approval of any such change. Only upon notice of written approval of the other Party may 454 or FHLR or its Affiliates incorporate such changes into the manufacturing process for supply of Licensed Products hereunder.

5.5 Rejected Goods/Shortages.

(a) FHLR shall notify 454 if any of the Licensed Products shipped by 454 pursuant to this Agreement do not conform with FHLR’s incoming QC guidelines, (e.g., do not visually conform to the Specifications or have a shortage in quantity) within [*********** ***] of receipt of any shipment. Subject to Section 5.5(b), in the event of such rejection or shortage, 454 shall replace the Licensed Products or make up the shortage without undue delay after receiving such notice, at no additional cost to FHLR, or at FHLR’s choice refund the purchase price for the non-conforming Licensed Products and shall make arrangements with FHLR for the return or destruction of any rejected Licensed Products, such return shipping charges or costs of destruction to be paid by 454. Title to all returned Licensed Products shall belong to 454.

(b) In the event of a conflict regarding any non-conforming Licensed Products which 454 and FHLR are unable to resolve, a sample of such Licensed Products, together with mutually agreed upon testing methodologies and the QC release specifications set forth in Exhibit 10, shall be submitted by FHLR to an independent laboratory reasonably

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

acceptable to both Parties for testing against the release specifications and the test results obtained by such laboratory shall be final and binding upon the Parties. The fees and expenses of such laboratory testing shall be borne entirely by the Party against whom such laboratory’s findings are made. In the event the test results indicate that the Licensed Products in question do not conform to the release specifications, 454 shall replace such Licensed Products with conforming Licensed Products at no additional cost to FHLR within [***************] after receipt of such results, provided that 454 has sufficient conforming Licensed Products in its inventory to do so. If sufficient conforming Licensed Products are not available, 454 shall use commercially reasonable efforts to replace the non-conforming Licensed Products with conforming Licensed Products at no additional cost to FHLR promptly, but in no event shall the replacement time exceed [***********].

(c) For the purposes of this Section 5.5, 454 shall use the Safety Stock of Licensed Products pursuant to Section 3.7, if applicable.

5.6 Returned Licensed Products.

(a) If any customer of FHLR rejects or returns to FHLR Licensed Products manufactured by 454 and sold by FHLR or its Affiliates hereunder within the warranty period set forth in the Specifications for such Licensed Product(s) claiming the failure of such Licensed Product to meet the Specifications and if such failure can reasonably be attributed to a manufacturing defect and not to handling or storage of the Licensed Product after delivery by 454, such Licensed Products shall be replaced by 454 at 454’s expense. 454 shall in such circumstances also pay against invoice for the transportation of such rejected or returned Licensed Products from customer sites to 454. 454 is prohibited from repackaging any returned Licensed Products for sale to FHLR.

(b) In the event of a conflict regarding any returned Licensed Products manufactured by 454 which 454 and FHLR or its Affiliates are unable to resolve, a sample of such Licensed Products, together with mutually agreed upon testing methodologies and the QC release specifications set forth in Exhibit 10, shall be submitted by FHLR or FHLR’s customer to an independent laboratory reasonably acceptable to both Parties for testing against the Specifications and the test results obtained by such laboratory shall be final and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

binding upon the Parties. The fees and expenses of such laboratory testing shall be borne entirely by the Party against whom such laboratory’s findings are made. In the event the test results indicate that the Licensed Products in question do not conform to the Specifications, 454 shall replace such Licensed Products with conforming Licensed Products at no additional cost to FHLR within [**********] after receipt of such results, provided that 454 has sufficient conforming Licensed Products in its inventory to do so. If sufficient conforming Licensed Products are not available, 454 shall use commercially reasonable efforts to replace the non-conforming Licensed Products with conforming Licensed Products at no additional cost to FHLR as soon as possible, but in no event shall the replacement time exceed [*************].

(c) For the purposes of this Section 5.6, 454 shall use the Safety Stock of Licensed Products pursuant to Section 3.7, if applicable.

5.7 Product Problems. 454 shall immediately notify FHLR of any lot failure, manufacturing problems or similar problems that may, in any way, impact FHLR’s ability to sell and distribute the finished Licensed Products to its customers. 454 shall also notify FHLR in the event it receives notice of any such failure from its customers (e.g., strategic partners in Exhibit 4).

Within [****************] following notice from FHLR that a problem with any of the Licensed Products has occurred, 454 shall provide a detailed written response to FHLR outlining a plan to resolve the problem, to the extent such problem is related to the manufacture of the Licensed Products.

5.8 Sub-contracting Manufacture. In the event that 454 or FHLR intends during the Initial Term to sub-contract the manufacture of the Licensed Products that it is to manufacture hereunder to a Third Party (a “Subcontractor”) it shall first notify the other Party in writing. The subcontracting Party guarantees and warrants that existing and future agreements with Subcontractors shall be in full compliance with the terms of this Agreement and in particular with all warranties and representations hereunder in respect to manufacture, regulatory and quality control, delivery times and supply according to Specifications and the like as set forth herein. The subcontracting Party shall defend,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

indemnify and hold the other Party and its Affiliates harmless for any claims or losses resulting from acts, errors and omissions by any Subcontractor related to the Licensed Products. The subcontracting Party shall use commercially reasonable efforts to fully comply with the terms of its agreements with such Subcontractor. For the avoidance of doubt, the obligations of the subcontracting Party under this Agreement shall continue to apply to it whether or not it has sub-contracted manufacture.

5.9 Critical Component Supply. 454 represents and warrants that its suppliers are and shall be sufficiently qualified and that, (a) prior to the Effective Date, supply agreements with critical suppliers listed in Exhibit 14 will be in place with respect to suppliers of Group C products as noted therein, (b) within a reasonable period after the Effective Date and prior to Commercial Launch, supply agreements with critical suppliers listed in Exhibit 14 will be in place with respect to suppliers of Group B products as noted therein and (c) prior to Commercial Launch of the first Licensed Product, (i) supply agreements with all critical suppliers listed in Exhibit 14 will be in place with respect to suppliers of Group A products as noted therein, and (ii) 454 will have entered into agreements with second suppliers of Group B and C critical products as noted in Exhibit 14 or have set up a disaster recovery plan relating to supply of such Group B and C products. The Parties agree that the model agreement in Exhibit 14 shall be the basis for all negotiations of 454 with its suppliers and that during such negotiations the model agreement might be amended as necessary. All supply agreements and/or disaster recovery plans with any suppliers of Group A, B or C products entered into after the Effective Date shall be approved by RDG’s Legal Department, such approval to not be unreasonably withheld or delayed. In addition, 454 shall have the right in its reasonable discretion to replace any supplier listed in Exhibit 14 with an alternative supplier, subject to RDG’s approval, which approval shall not be unreasonably withheld or delayed.

454 shall perform appropriate incoming quality control tests of products of its suppliers to determine that the quality of such products meets the requirements of this Agreement. 454 shall review this compliance and shall maintain an appropriate system for qualifying and auditing its suppliers of products hereunder according to the Quality Management System Requirements in Exhibit 13.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

6. REGULATORY MATTERS, PRODUCT QUALITY, INSURANCE

6.1 Assistance and Registration; Export. Upon FHLR’s request during the Initial Term, 454 shall cooperate as necessary with, and provide appropriate data and information to, FHLR regarding the Licensed Products in order to assist FHLR in, among other items, any application for regulatory approval with any regulatory body, country product registration, governmental permits for the importation, distribution and sale of the Licensed Products in the Field in any country, and safety related requests, including hazardous material information that may be required by applicable law in any country.

Each Party acknowledges that all Licensed Products delivered under this Agreement may be subject to export control laws and export or import regulations. Each Party is responsible for and agrees to comply strictly with all such laws and regulations and acknowledges that it has the responsibility to obtain licenses to export, re-export, or import as may be required; provided, however, that in the case of imports, the importer of record agrees to assist the exporter in compliance with the laws of the importing country. 454 agrees to provide information to FHLR relating to the classification of the Licensed Products, Software and related technology/services under relevant U.S. export laws, including (a) the Export Commodity Control Numbers (ECCNs), if any, of the Licensed Products, Software or technology/services according to the EU Dual Use List and/or the US Commerce Control List or any other EU and US export control regulation (e.g., Weapons or Munitions List etc.), and (b) calculations of the percentage of U.S. content in the Licensed Products or Software or technologies/services for determinations of “de minimis” eligibility under U.S. export laws.

6.2 Regulatory Inquiries. Each Party shall keep the other Party informed of any formal or informal inquiry relating to any of the Licensed Products sold hereunder by any regulatory agency of any state or national government or supranational authority.

6.3 Inspection by FHLR or its Affiliates. Upon reasonable prior notice and at FHLR’s or its Affiliates’ costs and expense, 454 shall, from time to time during the Initial Term of this Agreement, allow or obtain allowance from any Subcontractor for representatives of FHLR or its Affiliates to audit and inspect all facilities utilized by 454 or Subcontractor in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

development, manufacturing, finishing, testing, packaging, storing and shipping the Licensed Products sold to FHLR or its Affiliates under this Agreement, provide reasonable access to all development and manufacturing quality control documentation, and cooperate with such representatives in every reasonable manner. Such inspection shall also include R&D facilities. In addition, 454 shall grant or procure FHLR or its Affiliates access to all regulatory files (if applicable) relating to Licensed Products and shall supply such other technical or regulatory assistance as is reasonably requested by FHLR or its Affiliates. If there are deviations from FHLR’s Quality Management System Requirements as detailed in Exhibit 13, 454 will have to cure such deficiencies at its cost and expense without undue delay as agreed upon by 454 and RDG, and in any event within [************], unless otherwise agreed by 454 and RDG.

6.4 Compliance with Laws. In performing this Agreement, each Party shall comply with all applicable treaties, laws and regulations and shall not be required to perform or omit to perform any act required or permitted under this Agreement if such performance or omission would violate the provisions of any such treaty, law or regulation.

454 does not assume any liability that the Licensed Product shall be approved by governmental authorities or any other institution or supervisory board or similar agencies. 454, however, shall support FHLR in its efforts to obtain such approvals, by providing documentary, technical and other information already in its possession and requested by any regulatory authority, if reasonably requested to do so by FHLR.

6.5 Government Inspection. 454 shall allow and ensure that Subcontractor shall allow any authorized representatives of any regulatory authority with jurisdiction over the manufacture and/or FHLR’s marketing and distribution of the Licensed Products to tour and inspect facilities utilized in the manufacture, finishing, testing, packaging, storage, and shipment of the Licensed Products sold to FHLR or its Affiliates under this Agreement, and will cooperate with such representatives in every reasonable manner. 454 agrees to notify FHLR immediately whenever it receives notice of a pending inspection of any facility, which is used in the manufacturing, finishing, testing, packaging, storage or shipment of such Licensed Products, by any regulatory agency with jurisdiction over the manufacture of such Licensed Products, and/or FHLR’s marketing and distribution of the Licensed

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Products. 454 shall provide FHLR with a copy of any notices of adverse findings, regulatory letters or similar writings it or Subcontractor receives from any governmental authority setting forth adverse findings or non-compliance with applicable laws, regulations or standards relating to the Licensed Products supplied by 454 hereunder within [****** ***] of its receipt thereof. 454 shall also provide FHLR with a copy of 454’s written response to such governmental authority within [**********] of its submission thereof. FHLR shall regard such items as “Confidential Information” under the provisions of Article 9 herein.

6.6 Support and Customer Complaints. During the Initial Term, FHLR or its Affiliates and 454 shall use commercially reasonable efforts to provide service, customer support, troubleshooting and training with respect to the Technology and Licensed Products in the Field as follows:

FHLR or its Affiliates will provide customer complaint handling organizations. In the event that FHLR or its Affiliates receives any customer complaint regarding the Licensed Products covered by this Agreement, FHLR’s or its Affiliates’ relevant local customer service groups shall attempt to resolve the problem in a timely manner. If the local customer service group has not been trained on how to resolve the problem, or is unable to resolve it in a timely manner, it will document the customer complaint in writing and forward it to RDG’s headquarters in Germany. If RDG’s headquarters cannot resolve the complaint in a timely manner, FHLR will forward the complaint in writing to 454, receipt of which will be confirmed by 454. Upon FHLR’s request, 454 shall examine the customer complaint and unless 454 can demonstrate the complaint is not related to Licensed Products supplied by 454, 454 shall assist FHLR without undue delay in troubleshooting, such assistance to be at no additional charge if it is determined that a customer problem is related to a Licensed Product failing Specifications rather than FHLR instrument handling and performance.

During the warranty period and/or shelf life of the Licensed Products manufactured by 454, 454 shall bear the cost for part or entire replacements for any malfunctioning of such Licensed Products to the extent provided in the relevant warranty and not caused by the improper handling or storage of such Licensed Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

6.7 Product Withdrawal. In the event of a product withdrawal which is caused by 454’s non-compliance with its obligations according to this Agreement, 454 shall reimburse FHLR for any resulting direct costs of such withdrawal, excluding consequential damages and any lost profits.

6.8 Insurance. During the Initial Term, 454 shall name FHLR as an additional insured under its current product liability insurance policy or enter into such agreement with an insurance company. Any such insurance shall include an endorsement for liabilities assumed by contract. Minimum coverage shall be [******************************]. As soon as practicable after the Effective Date, 454 shall provide FHLR with a certificate of insurance or equivalent, evidencing that FHLR has been added as an additional insured under such policy for the sale of the Licensed Products.

6.9 Training. 454 shall provide reasonable training of FHLR’s or its Affiliates’ customer support and technical service personnel in preparation for and within a reasonable period after the first Commercial Launch of a Licensed Product according to FHLR’s or its Affiliates’ reasonable request and scheduling. The cost of any such training shall be borne by each Party as incurred and such training shall be repeated as mutually agreed by 454 and RDG for any significant Licensed Product update and new product release.

454 will reasonably support FHLR’s marketing activities hereunder (e.g., support of seminars, congresses) and will provide reasonable support free of charge for preparation of related marketing and promotional materials.

7. INTELLECTUAL PROPERTY

7.1 Inventions. All Inventions and discoveries made solely or jointly by either Party pursuant to this Agreement shall be owned, filed and prosecuted as provided in Section 6 of the R&D Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

7.2 Use. 454 hereby covenants that it shall not sue nor otherwise attempt to enforce against FHLR with respect to Licensed Products sold by 454 to FHLR or manufactured by FHLR or its Affiliates in accordance with the terms hereof and, in either case, sold for use in the Field in accordance with the terms of this Agreement, any patent rights which 454 at the Effective Date holds, or which 454 may acquire thereafter under any patent encompassing any of the Licensed Products sold by 454 to FHLR or its Affiliates under this Agreement for so long as such Licensed Products remain subject to the terms of this Agreement.

7.3 Third Party Infringement. The Parties hereto shall inform each other promptly of any infringement of the Licensed Patents in the Field. 454 shall use, at its own expense, commercially reasonable efforts in its own name to restrain any Third Party infringement of any Licensed Patents (except Joint Inventions) or any misappropriation of its proprietary unpatented Licensed Product know-how. Upon 454’s request and at 454’s expense, FHLR shall have the right, but not the obligation, to be joined as a party plaintiff and shall cooperate in the pursuit thereof, as is reasonably necessary. 454 shall have the sole right to control prosecution of such action, but 454 shall keep FHLR informed on a regular basis as to the status of such proceeding. Any monetary damage that will be adjudicated in favor of 454 as a result of such infringement in the Field shall after deduction of reasonable attorney’s cost which remain uncompensated by the respective infringer [******************************************************************** *****************]. Otherwise all cost for such enforcement actions of the Licensed Patents shall be [******************* **************************].

7.4 Intellectual Property Warranty and Indemnity.

(a) As of the Effective Date, and except as otherwise previously disclosed to FHLR by 454, 454 represents and warrants that to the best of 454’s knowledge the manufacture, sale or use of any of the Licensed Products manufactured by 454 or FHLR or its Affiliates and sold by FHLR or its Affiliates hereunder will not constitute an infringement of any patent, patent application, copyright, trademark, trade secret or any other intellectual property right of any Third Party, and that no court proceeding or any other procedure for infringement of such rights is pending against 454 with respect to the Licensed Products.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

454 further represents and warrants that it will take all reasonably necessary measures and pay all official fees (such as annuities) reasonably necessary to maintain the Licensed Patents (including, but not limited to, Joint Inventions and 454 Sole Inventions, as defined in the R&D Agreement) needed to protect Licensed Products, as determined by 454 in its reasonable discretion, throughout the term of this Agreement.

(b) 454 shall defend, indemnify and hold harmless FHLR and its Affiliates against any and all claims, actions, suits, proceedings, losses, damages, liabilities, costs and expenses (including reasonable attorney’s fees) (“Claims”) related to or resulting from a claim that the manufacturing, marketing, sale or use of the Licensed Products in accordance with the terms of this Agreement infringes any claim of a patent or patent application listed on Exhibit 15 that was publicly accessible as of [**************************** *********] (“Patent Claim”) provided, however, that FHLR and its Affiliates shall be required to use commercially reasonable efforts to mitigate any such Claims. In the event that FHLR or 454 has to take a license after having tried to mitigate the impact of any such Patent Claim, [*************************************************], provided, however, that the provision in Section 7.7 with respect to [**********] shall apply to those patent territories where such license[*******************************

***************************], notwithstanding any language in Section 7.7 to the contrary.

(c) 454 further represents and warrants that it is not aware of any claims by any Third Party or of any prior art that would render the issued Licensed Patents invalid and that it has the right to grant the license specified under Section 2.1 to FHLR under the Licensed Patents in the Field and the Territory. 454 represents and warrants that there are no other licenses granted under the Technology in the Field to any Third Parties as of the Effective Date.

7.5 Trademarks. The Parties recognize that any existing trade names, trademarks and copyrighted materials of either Party are the exclusive property of such Party. Any unauthorized use of such trade names, trademarks and copyrighted materials by either Party

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

is expressly prohibited. Notwithstanding the foregoing, during the term of this Agreement, FHLR or its Affiliates may use, on a royalty-free basis, the trademarks, trade names and copyrighted materials of 454 with respect to Licensed Products as may be required in order to effect the intent of this Agreement.

7.6 Notification. During the term of the Agreement, 454 will promptly notify FHLR of (i) any claims or objections made to 454 that FHLR’s marketing, sale or use of the Licensed Products may or will infringe a patent, copyright, trademark, trade secret or other proprietary right of any Third Party, and (ii) any court proceeding or other procedure brought against 454 with respect to the Licensed Products for infringement of patent, copyright, trademark, trade secret or any other proprietary right.

7.7 Third Party Patents.

a) If it is necessary in the reasonable judgment of 454 and RDG to obtain additional licenses to certain Third Party intellectual property other than a Patent Claim as defined in Section 7.4(b) in order to exploit the Licensed Patents and manufacture, market and sell Licensed Products as provided hereunder, [***********] of any additional royalties, fees and upfront payments payable by FHLR to such Third Party according to any license agreement to be negotiated by FHLR and entered into by FHLR shall be at 454’s expense and deducted from any royalties and upfront payments owed to 454 under this Agreement. If, at FHLR´s election, the license is entered into by 454, [************] of any royalties, fees and upfront payments payable to such Third Party by 454 according to such license agreement shall be at FHLR’s expense and added to any royalties and upfront payments owed to 454 under this Agreement. Terms of any such Third Party license shall be agreed between 454 and RDG according to reasonable and customary royalty rates in the field, agreement to such terms to not be unreasonably withheld.

If the Parties do not agree on the necessity of obtaining a Third Party license, they will seek a formal opinion from an independent US and/or European law firm reasonably acceptable to both Parties. If a freedom to operate opinion cannot be provided and legal action is threatened, neither Party shall withhold its consent to obtain a license on terms and conditions that are commercially reasonable to both Parties.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

b) Should either FHLR or 454 be charged with the alleged infringement of Third Party rights as a result of the exploitation of the Licensed Products as permitted herein, such Party shall immediately inform the other Party about such allegation. After consultation with each other, FHLR or 454 shall either take a license as described above, the Parties shall cease the allegedly infringing activity or, subject to Section 7.4(b), the Parties shall agree to cooperate in the defense of any such infringement claim, which defense shall be primarily conducted by the Party named in the suit, unless otherwise agreed by the Parties. The Parties and their respective counsel understand that it may become necessary to exchange and discuss privileged information relating to their common interests and defenses. The Parties and their counsel desire to set forth the terms under which privileged information will be exchanged and discussed and wish to memorialize their agreement relating to such charges and the sharing of privileged information and for the protection of such exchanges and discussions in reliance upon the joint defense privilege. Accordingly, because it is in their common interests and to assist the defense of such claims, the Parties and their counsel may share documents, files, letters, plans or evidence they have in their possession whether or not same is privileged, proprietary, or confidential. In order to render legal services to the Parties and for the purposes of a joint defense, the Parties and their counsel may find it advisable and necessary to communicate with one another. These communications may include, without limitation, joint conferences of counsel, joint interviews of witnesses, deponents, experts, and consultants, and exchanges of documents and information. The subject matter of these communications and exchanges may include but may not be limited to (a) strategy and tactics regarding defense of the litigation; (b) legal memoranda, factual and background memoranda, legal theories, deposition summaries, notes of witness interviews, and witness statements and descriptions of produced documents, and (c) other privileged documents. All such communications and exchanges would be protected from disclosure to any Third Party by the attorney/client privilege, the attorney work-product privilege, the trial preparation exclusion, the joint defense privilege, the party communication privilege, and any other applicable privileges and protections, and such privileges and protections will not be waived as a result of such communications and exchanges among the Parties and their counsel. The documents and information described in this Section and exchanged and discussed pursuant to this Section

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

would be subject to the following conditions which the Parties believe and intend will preserve the confidentiality of such communications and work product pursuant to the joint defense, common defense and party communication privileges: (i) such documents would be maintained in confidence by counsel and used by counsel solely for purposes of rendering legal advice to and defending the Parties in the applicable proceedings; (ii) such documents and information may be disclosed to outside or in-house counsel (and such counsel’s legal assistants, secretaries, word processing personnel and consultants) representing the Parties in connection with the defense; (iii) such documents and information additionally may be disclosed to present or former directors, officers or employees of a Party, for purposes of preparing for deposition or trial, or for purposes of interviewing potential deponents or witnesses, or for other purposes in connection with the defense; (iv) such documents and information additionally may be disclosed to expert witnesses and consultants retained by one or more of the Parties in connection with defense. The expenses for any such suit shall, unless otherwise provided in Section 7.4(b), be shared equally by the Parties.

c) If FHLR is, as a result of a court decision, ordered to stop the exploitation of any Licensed Products as permitted in this Agreement in any country, and if 454 finally fails to secure FHLR’s right to further exploit such Licensed Products, FHLR shall be entitled to reduce payment of any minimum royalties payable hereunder to the extent provided below, notwithstanding any other right FHLR may have under this Agreement. In addition, the Parties shall in such event cease making, using and selling such Licensed Product in such country. If any Licensed Products cannot be sold hereunder as provided above in the United States, Europe or Japan, and such circumstance affects FHLR’s ability to generate Net Sales so as to meet the minimum royalty obligations set forth in Section 3.4(d), such minimum royalties shall be reduced [********************************************************************** *************]. Such calculation [***********] shall be done on an average basis starting from the Effective Date until the time FHLR has to stop selling the relevant Licensed Product. Likewise any obligations of FHLR under Section 3.5 (a) with respect to Forecasts then in effect shall be reduced following the same principles.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

8. PRODUCT DOCUMENTATION, PACKAGING AND LABELING AND STEERING COMMITTEE

8.1 Marketing and Sales Materials. 454 shall review and comment within a reasonable time period on any marketing and sales material to be used for Licensed Products as proposed by FHLR or its Affiliates. FHLR shall be responsible for the final content of such materials and hereby warrants to 454 that such materials will be in conformity with all applicable laws and regulations and will not misrepresent the Specifications and/or attributes of any Licensed Product.

8.2 Trade Dress and Labeling. Notwithstanding any provision hereof, all Licensed Products shall be co-labeled and sold as FHLR/454 products according to Exhibit 11. 454 shall provide to FHLR drafts of all labeling of the Licensed Products for FHLR’s review. All packaging and labelling responsibilities shall be carried out in full compliance with applicable regulations. FHLR shall have the right to change all packaging and labeling as reasonably necessary to comply with country-specific regulations. Any shipment or distribution of Instruments and Software to FHLR’s customers will be accompanied by general terms and conditions and a software use license in a form reasonably agreed by the Joint Steering Committee.

454 shall provide drafts of operator, service and software manuals and drafts of pack inserts as necessary to support FHLR’s activities hereunder. FHLR shall provide final versions of operator, service and software manuals and final versions of such pack inserts. FHLR shall be responsible for the final content of the operator, service and software manuals and pack inserts, subject to the approval of 454, not to be unreasonably withheld. FHLR shall print operator, service and software manuals and pack inserts accordingly and provide them to 454. Packaging materials and labels for Reagent Kits will be supplied by FHLR or 454 will purchase such materials and labels from Third Parties and such material shall be in a format specified by the Operations Steering Committee. Instrument packaging will be specified by FHLR, and approved by 454, such approval to not be unreasonably withheld or delayed. Packaging material, labels, operator, service and software manuals and pack inserts to be included in any Licensed Products shall be paid for by the Party manufacturing the relevant Licensed Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

8.3 Joint Steering Committee. RDG and 454 shall set up a joint steering committee (“Joint Steering Committee”) to steer the collaboration between the Parties as specified below.

(a) Members. The Parties shall establish a Joint Steering Committee which shall comprise three (3) representatives designated by each Party (or such other number as the Parties may agree). The initial members of the Joint Steering Committee are set forth on Exhibit 12. Members of the Joint Steering Committee may be represented at any meeting by a designee who is appointed by such member for such meeting and who has authority to act on behalf of such member. The chairperson shall be selected by 454 and the initial chairperson is designated on Exhibit 12. The chairperson shall be one person selected out of the three (3) 454 members. Each Party shall be free to replace its representative members with new appointees who have authority to act on behalf of such Party, on notice to the other Party.

(b) Responsibilities. The Joint Steering Committee shall be responsible for overseeing and directing the activities of the Parties hereunder. Its duties, therein, shall include, without limitation:

(i)	including Proposed Licensed Products and the Specifications for such Proposed Licensed Products according Exhibits 5 and 8 and including Licensed Products and their Specifications in Exhibits 2 and 3;

(ii)	confirming 454’s representation that Proposed Licensed Products can be developed according to Specifications and FHLR’s Design Control Guidelines requirements according to Exhibit 6 and that Licensed Products can be manufactured according to agreed Specifications;

(iii)	setting commercial launch dates and proposed launch dates in Exhibits 2 and 5 in accordance with FHLR’s Design Control Guidelines requirements;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(iv)	Establish Software use license terms and warranty terms for Licensed Products;

(v)	approving changes to Specifications of the Licensed Products and Proposed Licensed Products and approving changes to manufacturing processes, SOP’s and PST’s;

(vi)	approving beta sites and 454 strategic partners and strategic partner agreements according to Section 2.2 of this Agreement;

(vii)	setting patent filing policies and making patent filing determinations, as contemplated by Section 7.1;

(viii)	Approving and prioritizing R&D Projects (both System R&D Projects and Application R&D Projects) as well as budgets, development schedules and milestones as proposed by the R&D Steering Committee;

(ix)	approving any decision and activities of subcommittees;

(x)	performing any other tasks delegated by the Parties under this Agreement or otherwise by mutual written consent of the Parties;

(xi)	setting prices for spare parts in Exhibit 7 according to Section 3.5 (d); and

(xii)	agreeing on changes to Exhibits 10, 11,13 and 14.

(c) Subcommittees. The Joint Steering Committee shall be authorized to constitute separate functional committees, which committees will operate under written guidelines set forth by the Joint Steering Committee and which are consistent with the terms of this Agreement. Such committees shall have the same allocation of members from each Party as the allocation for the Joint Steering Committee. The Parties will set up a Marketing Steering Committee to review the commercial success of the collaboration and consult on joint marketing activities with respect to early adopter customers of new versions of Licensed Products and to ensure continuous development of the Technology according to customer needs and market requirements. All R&D activities (System R&D Projects and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Application R&D Projects) and funding decisions pursuant to the R&D Agreement shall be jointly discussed, decided and monitored in a R&D Steering Committee which shall be a subcommittee of the Joint Steering Committee. It is also anticipated that an Operations Steering Committee will oversee any transfer of Reagent Kit assembly responsibility to FHLR or its Affiliates under Section 5.1.

(d) Meetings. The Joint Steering Committee shall meet at least once every calendar quarter, and more frequently as the Parties deem appropriate, on such dates and at such times as the Parties shall agree, on ten (10) days’ written notice to the other Party unless such notice is waived by the Parties. The Joint Steering Committee may convene or be polled or consulted from time to time by means of telecommunications, videoconferences or correspondence, as deemed necessary or appropriate by the Parties. To the extent that meetings are held in person, they shall alternate between the offices of the Parties unless the Parties otherwise agree. The chairperson shall be responsible for sending notices of meetings to all members.

(e) Decisions. A quorum for a meeting of the Joint Steering Committee shall require the presence of at least two RDG members (or designee) and at least two 454 members (or designee) in person or by telephone. All decisions made or actions taken by the Joint Steering Committee shall be made by the majority vote of its members (or designees of such members) acting in good faith. In the event that a majority vote is not possible, the chairperson shall not decide. In such event Section 12.10 shall apply, however, with the difference that instead of the appointed senior managers, the CEO of 454 and the global Head of Roche Applied Science shall try to settle the dispute.

(f) Minutes. Within fifteen (15) days after each Joint Steering Committee meeting, the chairperson of the Joint Steering Committee or another member of the Joint Steering Committee, as appointed by him or her, shall have prepared and distributed minutes of the meeting, which shall provide a description in reasonable detail of the discussions had at the meeting and a list of any actions, decisions or determinations approved by the Joint Steering Committee. Minutes shall be approved or disapproved by the Joint Steering Committee, and revised as necessary, at the next meeting. Final minutes shall be distributed to the members of the Joint Steering Committee.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(g) Term. The Joint Steering Committee shall exist until the termination or expiration of the Initial Term.

(h) Expenses. Each Party shall be responsible for all travel and related costs for its representatives to attend meetings of, and otherwise participate on, the Joint Steering Committee and subcommittees thereof.

9. CONFIDENTIALITY

9.1 Confidential Information. “Confidential Information” shall mean all disclosures of proprietary and confidential information hereunder or under the Confidentiality Agreement dated October 1, 2004 between the Parties (i) which are in writing and clearly identified as being “Confidential” or (ii) if disclosed orally, which are reduced to writing within thirty (30) days of oral disclosure and clearly identified as being “Confidential”. Except to the extent expressly authorized by this Agreement or otherwise agreed to by the Parties in writing, during the term of this Agreement and for a period of [**********] following the termination or expiration of this Agreement, the receiving Party shall take such reasonable measures to maintain such Confidential Information as confidential as it takes to protect its own proprietary and Confidential Information, and shall not publish or otherwise disclose such Confidential Information or use such Confidential Information for any other purpose than for the performance of this Agreement. The following information shall not be considered Confidential Information:

(a) information which was already known to the receiving Party, other than under an obligation of confidentiality to the disclosing Party, at the time of disclosure by the other Party; or

(b) information which was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c) information which becomes generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

(d) information which was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information; or

(e) information which was developed independently without reference to or knowledge of Confidential Information received from the other Party hereunder as evidenced by the receiving Party’s own written records.

9.2 Required Disclosure. In the event either Party must disclose the other Party’s Confidential Information in order to comply with applicable governmental regulations or as otherwise required by law or judicial process, such Party shall give reasonable advance notice to the other Party of such proposed disclosure and shall use its best efforts to secure confidential treatment of such Confidential Information which is required to be disclosed.

10. INDEMNIFICATION

10.1 Indemnification by 454. In addition to 454’s indemnity obligations set forth elsewhere in this Agreement, 454 shall defend, indemnify and hold FHLR harmless against any claims, actions, suits, proceedings, losses, damages, liabilities, costs and expenses (including reasonable attorney’s fees) (“Liability”), related to or resulting from any Third Party claims or suits for personal injury, property damage and/or wrongful death made or brought against FHLR to the extent such Liability arises out of or relates to a breach of any representation or warranty provided by 454 herein, or 454’s negligence or willful misconduct resulting in non-conformity with the Specifications of Licensed Products supplied by 454 to FHLR. 454 will pay all cost of damages finally awarded in any such proceedings or any settlement with respect to any such claims.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

10.2 Indemnification by FHLR. FHLR shall defend, indemnify and hold 454 harmless against any claims, actions, suits, proceedings, losses, damages, liabilities, costs and expenses (including reasonable attorney’s fees) (“Liability”), related to or resulting from any Third Party claims or suits for personal injury, property damage and/or wrongful death made or brought against 454 to the extent such Liability arises out of or relates to a breach of any representation or warranty provided by FHLR herein, or FHLR’s negligence or willful misconduct resulting in non-conformity with the Specifications of Licensed Products supplied by FHLR to 454 or sold by FHLR or its Affiliates hereunder. FHLR will pay all cost of damages finally awarded in any such proceedings or any settlement with respect to any such claims.

10.3 Condition to Indemnification. If either Party expects to seek indemnification under this Agreement, it shall promptly give notice to the indemnifying Party of the basis for such claim of indemnification. If indemnification is sought as a result of any Third Party claim or suit, such notice to the indemnifying Party shall be given within [***********] after receipt by the other Party of such claim or suit; provided, however, that the failure to give notice within such time period shall not relieve the indemnifying Party of its obligation to indemnify unless it shall be materially prejudiced by the failure. Each Party shall fully cooperate with the other Party in the defense of all such claims or suits, and each Party shall be obligated to use commercially reasonable efforts to mitigate any damages for which it seeks indemnification hereunder. No offer of settlement, settlement or compromise shall be binding on a Party hereto without its prior written consent (which consent shall not be unreasonably withheld) unless such settlement fully releases such Party without any liability, loss, cost or obligation to such Party. In addition, no Party shall agree to any settlement which may reasonably be expected to be detrimental to the reputation of the other Party hereto without the prior written consent of the other Party, such consent to not be unreasonably withheld.

10.4 No Incidental and/or Consequential Damages. Neither FHLR nor 454 shall under any circumstances be liable for incidental and/or consequential damages to the other.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

11. TERM AND TERMINATION

11.1 Term and Expiration.

(a) The Initial Term of this Agreement shall be [**********************************] or until [************] after the end of the first Contract Year in which aggregate Net Sales of Licensed Products have reached [************************************ *****], whichever shall first occur, unless such Initial Term is extended as provided in (b) below, or is extended by the Parties by mutual agreement.

(b) If (i) FHLR has met minimum performance standards of [******************************************************* *********] in the [*] Contract Year after first Commercial Launch of a Licensed Product, or (ii) payment of equivalent royalties to 454 based on actual product mix among Licensed Products manufactured by FHLR and Licensed Products manufactured by 454 in such [*] Contract Year, or (iii) aggregate Net Sales of Licensed Products in any Contract Year have reached [***********************************************], FHLR shall have the right of first negotiation to extend the Initial Term of this Agreement for an additional [************] as follows: If FHLR provides notice to 454 within [**********] of becoming eligible to exercise such right of first negotiation, the Parties shall conduct exclusive negotiations and use good faith efforts to conclude an agreement to extend the Initial Term within [****************************] thereafter. If the Parties are unable to agree upon the terms of such agreement despite the use of good faith efforts during a period of at least [****************************], this Agreement will expire after the Initial Term or FHLR shall have the right to elect within [**************] of such [**************************] period to receive the rights set forth in (c) below. If, on the other hand, FHLR does not elect to exercise such right of first negotiation within [**********] of becoming eligible to do so, then FHLR’s rights following the Initial Term shall continue hereunder solely to the extent set forth in (c) below.

(c) If the Initial Term of this Agreement is not extended as provided above or terminated for any reason other than (i) breach by FHLR, or (ii) termination by 454 according to Section 11.4, FHLR shall retain for the life of the Licensed Patents the rights

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

as set forth in this Agreement, but which rights shall be non-exclusive and shall exist solely with respect to the Licensed Products included on Exhibit 2 as of the end of such Initial Term. FHLR will also then have a right but not the obligation to manufacture all such Licensed Products for sale in accordance with the terms of the retained non-exclusive rights and 454 will furnish FHLR at least [*********] before the termination of the Initial Term with all manufacturing instructions, SOPs and further documentation as necessary for the manufacturing of the Licensed Products, and with respect to Third Party suppliers of 454, 454 will consent that these suppliers shall supply FHLR at the same terms as they supply materials to 454. If the Initial Term of this Agreement is not extended as provided above and FHLR manufactures any Licensed Products under its non-exclusive rights as set forth herein, the royalties to be paid to 454 for Instruments, Software and Disposables shall be fixed at [*************] of Net Sales and the royalty to be paid for Reagent Kits shall be at [***************] of Net Sales and otherwise subject to the non-financial provisions set forth herein. For the avoidance of doubt, the royalty payments of [***************] and [*******************] set forth above shall in such case remain the only financial consideration from FHLR to 454 in such non-exclusive license except for the Transfer Prices to be paid by FHLR for any Licensed Products where 454 continues to supply FHLR. After the Initial Term, all relevant provisions of this Agreement (including non-exclusive supply until FHLR is in the position to manufacture Licensed Products at its own facilities) shall remain in full force and effect except as expressly modified by this Section 11.1(c), and FHLR shall be permitted to terminate this Agreement during any such non-exclusive period on [*************] prior written notice to 454.

11.2 Termination for Cause. Upon any material breach of this Agreement by either Party, the non-breaching Party may terminate this Agreement upon [**********] written notice to the breaching Party. The termination notice shall become effective at the end of the [*************] period unless the breaching Party has cured such breach within such period.

11.3 Acquisition of 454. If a Third Party other than CuraGen becomes or is to become the owner in one transaction or as a result of a series of transactions, whether through sale or merger, of at least [*************] of the outstanding voting common stock or equity

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

of 454 or if a Third Party becomes or is to become the owner in one transaction or as a result of a series of transactions, whether through sale or merger, of at least [****************] of the outstanding voting common stock or equity of CuraGen while CuraGen owns a [**************************] interest in 454 or [**********************] of the outstanding voting common stock or equity in 454, 454 shall promptly notify FHLR of such actual or pending acquisition or merger (the “Notification Date”). Within [*******************] following the Notification Date, FHLR shall provide written notification to 454 of FHLR’s election of either one of the following two options: (i) that FHLR shall permit such Third Party to assume the terms of this Agreement in the place of 454; or (ii) that FHLR has elected to terminate this Agreement effective as of the date of FHLR’s written notification.

11.4 Termination for Insolvency. Either Party may terminate the Agreement upon written notice to the other in the event of (a) the appointment of a receiver by the other Party of all or any substantial part of its properties, provided that such receiver is not discharged within [**********] of its appointment; (b) the adjudication of the other Party as bankrupt; (c) the admission by the other Party in writing of its inability to pay its debts as they become due; (d) the execution by the other Party of an assignment, arrangement or reorganization of its assets for the benefit of its creditors; (e) the filing by the other Party of a petition to be adjudged bankrupt, or a petition or answer admitting the material allegations of a petition filed against the other Party in any bankruptcy proceeding, or the acts of the other Party in any other judicial proceeding intended to effect a discharge of the debts of the other Party, in whole or in part; or (f) the other Party for any reason ceases to do business.

11.5 Consequences of Expiration or Early Termination.

(a) Upon the expiration or early termination of this Agreement, each Party shall return or destroy, and certify to such destruction of, all Confidential Information of the other Party, except that each Party may maintain one (1) copy for archival purposes solely to confirm compliance with the provisions of Article 9.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b) At 454’s request, FHLR shall purchase any Safety Stock inventory held by 454 in accordance with Section 3.7 upon early termination of this Agreement by FHLR for any reason or upon the expiration of the Initial Term, except for (i) termination due to breach or failure to supply by 454 or (ii) termination due to a Force Majeure event of 454 or (iii) in the event that a Third Party institutes proceedings against either FHLR, 454 or Subcontractor claiming that the Licensed Product infringes that Third Party’s intellectual property rights or (iv) termination by FHLR pursuant to Section 11.3. In addition, FHLR may, but is not obligated to, purchase the Safety Stock inventory held by 454 upon termination by FHLR for breach by 454 or a Force Majeure event of 454.

11.6 Inclusive Remedy. Except as otherwise provided in this Agreement, each Party shall have the rights and remedies set forth herein in addition to any other remedies which it may have under applicable law. Each Party shall have the sole discretion to determine which of its rights and remedies, if any, it shall pursue and such Party shall not be required to exhaust any of its other rights or remedies before pursuing any one of the rights and remedies set forth in this Agreement.

11.7 Survival. Expiration or early termination of this Agreement shall not relieve either Party of its obligations incurred prior to expiration or early termination. The obligations under Sections 2.2(a), 5.2, 5.6, 6.4, 6.6, 12.7, 12.10 and 12.12, and Articles 4, 7, 9, 10 and 11 of this Agreement, shall survive expiration or early termination of this Agreement or of any extensions thereof in accordance with their terms.

12. MISCELLANEOUS

12.1 Notices. All notices, requests or other communications required or permitted to be served under this Agreement to any Party shall be in writing and shall be deemed to have been sufficiently given when delivered by personal service, recognized courier providing evidence of delivery or sent by registered mail, or facsimile, to the recipient addressed as follows:

(a)	If to FHLR:

Head Legal Diagnostics

Grenzacherstrasse 124

CH-4070 Basel

Switzerland

Fax +41 61 688 1396

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b)	Copy to:

Legal Counsel RAS

Nonnenwald 2

82377 Penzberg

Germany

Fax +49 8856 60 7292

(c)	If to 454:

454 Life Sciences Corporation

20 Commercial Street

Branford, CT 06405

USA

Fax: 203-481-2075

(d)	Copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

USA

Attention: Jeffrey M. Wiesen, Esq.

Fax: 617-542-2241

All such communications shall be deemed to be effective on the day on which personally served or delivered by such courier, or, if sent by registered mail, on the [********] following the date presented to the postal authorities for delivery to the other Party (the cancellation date stamped on the envelope being evidence of the date of such delivery), or if by facsimile, on the facsimile date. Either Party may give to the other written notice of change of address, in which event any communication shall thereafter be given to such Party as above provided at such changed address.

12.2 Electronic Data Interchange. The Parties shall, within thirty (30) days following the Effective Date, mutually agree as to the parameters that will allow for electronic data interchange between them (“EDI”). Such parameters include, but are not limited to, data

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

formats and contents, transaction sets and encryption requirements. During the term of this Agreement, the Parties shall use their best efforts to utilize EDI in all aspects of performing their obligations hereunder.

12.3 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and assigns. Notwithstanding the foregoing, no Party hereto shall have the right to assign any of its rights or obligations under this Agreement without the prior written consent of the other Party, such consent to not be unreasonably withheld; provided, however, FHLR may assign or delegate at its sole discretion its rights and obligations, in whole or in part, under this Agreement and/or the R&D Agreement to any of its Affiliates including, without limitation, RDG without any such prior written consent, but shall remain liable hereunder notwithstanding such assignment. Any such assignee shall assume this Agreement and the R&D Agreement subject to the rights and obligations of the Parties to this Agreement and the R&D Agreement.

12.4 Waivers. Any waiver by either of the Parties hereto of any rights arising from a breach of any covenants or conditions of this Agreement shall not be construed as a continuing waiver of other breaches of the same nature or other covenants or conditions of this Agreement.

12.5 No Agency, Etc. This Agreement is not intended to create, nor should it be construed as creating, an agency, joint venture, partnership or employer-employee relationship between FHLR and 454. Each Party shall act solely as an independent contractor and shall have no right, express or implied, to act for or to sign the name of or bind the other Party in any way or to make quotations or to write letters under the name of the other Party or to represent that the Party is in any way responsible for any acts or omissions of such Party.

12.6 Force Majeure. FHLR and 454 shall not be liable for loss, damage, detention or delay resulting from any cause whatsoever beyond its reasonable control or resulting from and, including, without limitation, acts of terrorism, fire, flood, strike, lock out, civil or military authority, insurrection, war, embargo, prohibition by applicable government authority of the export/import of each of the Licensed Products or raw material for each of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

the Licensed Products due to an animal disease (but only as regards the [**************] and not resulting from any action or omission by 454, container or transportation shortage or delay of 454 due to such causes, and delivery dates shall be extended to the extent of any delays resulting from the foregoing or similar causes. The Party so affected shall give prompt notice to the other Party of such cause, and shall take whatever reasonable steps are necessary to relieve the effort of such cause as rapidly as reasonably possible. The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled or for [**************] after giving notice, whichever is longer; provided, however, that such affected Party shall commence and continue to take reasonable and diligent actions to cure such cause.

12.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law principles thereof. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods (1980) is specifically excluded from application to this Agreement.

12.8 Public Announcements. The Parties agree to consult with each other regarding content and timing before issuing any press release or making any public statement with respect to this Agreement or any other transaction contemplated herein or the R&D Agreement and, except as may be required by applicable law or any listing agreement with any national securities exchange, shall not issue any such press release or make any such public statement prior to obtaining the written consent of the other Party. The existence of this Agreement shall not be disclosed or confirmed to a Third Party, other than financial and legal advisors and actual or potential business partners of either Party who have a reasonable need for access to such information and who are bound by confidentiality obligations substantially similar to those set forth herein, without the mutual written consent of both 454 and FHLR, which consent shall not be unreasonably withheld or delayed.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

12.9 Customer Information. On the Effective Date of the Agreement, 454 will provide to RDG a list of all existing customers for the Licensed Products and inform them about the exclusive distribution by RDG upon launch of Licensed Product.

12.10 Disputes and Alternative Dispute Resolution. All disputes, controversies and differences which may arise between the Parties hereto (and which cannot be settled within the Joint Steering Committee) that cannot be resolved within a thirty (30) days period by an executive committee consisting of two (2) appointed senior managers of each of 454 and FHLR shall subsequently be tried to be settled amicably through mutual consultation within thirty (30) days of a written settlement request of either Party.

If such conflict resolution does not provide a solution, any remaining disputes arising out of or in connection with the Agreements, including any question regarding its existence, validity, breach, violation or termination, shall be exclusively and finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators (the “Arbitral Tribunal”) appointed in accordance with the said Rules. Any award granted by the Arbitral Tribunal shall be final, binding and enforceable against the Parties. The arbitration shall at all times be held in the English language, provided, however, that (i) a Party may submit documents in the German language and such submitted documents will only be translated into the English language if the Arbitral Tribunal or a Party so requests, and (ii) that the cost of translation of any such German language documents shall be at the sole expense of the Party submitting such documents. Any arbitration arising pursuant to the Agreements shall be held in New York, N.Y. under the laws of the State of New York. Discovery shall only be admissible to the extent permitted and not prohibited under Article 20 of the ICC Rules.

12.11 Exhibits. The Parties hereby agree to be bound by and fully perform the terms, conditions, representations, warranties and obligations contained in the Exhibits, attached hereto and made part hereof, as if the same were fully set forth in this Agreement.

12.12 Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable by a court or agency of competent jurisdiction, that provision shall be severed or shall be modified by the Parties so as to be legally enforceable (and, to the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

extent modified, it shall be modified so as to reflect, to the extent possible, the intent of the Parties) and the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

12.13 Amendments. Except as otherwise expressly provided herein neither this Agreement nor any provision hereof may be amended or waived except by a written instrument signed by the Party against whom enforcement of the amendment or waiver is sought.

12.14 Singular and Plural. Where the context hereto requires, the singular number shall be deemed to include the plural and vice-versa.

12.15 Headings. The headings of the paragraphs and subparagraphs of this Agreement have been added for the convenience of the Parties and shall not be deemed a part hereof.

12.16 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute a single Agreement.

12.17 Final Agreement. This Agreement, together with the R&D Agreement, as of the Effective Date, is the sole understanding and agreement of the Parties hereto with respect to the subject matter hereof and supersedes all other such prior agreements and understandings. In the event of a conflict between the R&D Agreement and this Agreement, the provisions of this Agreement shall prevail over and/or amend the relevant provisions of the R&D Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representative.

Branford,		Basel,
454 Life Sciences Corporation		F. Hoffmann-La Roche Ltd

By:	/s/ Christopher K. McLeod	By:	/s/ Heino von Prondzynski
Name:	Christopher K. McLeod	Name:	Heino von Prondzynski
Title:	President and CEO	Title:	CEO Division Roche Diagnostics

Date: May 11, 2005		Date: May 11, 2005

		By:	/s/ Claus-Joerg Ruetsch
		Name:	Claus-Joerg Ruetsch
		Title:	Head Legal Diagnostics

Date: May 11, 2005

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

SCHEDULE OF EXHIBITS

1.	Exhibit 1	Licensed Patents

2.	Exhibit 2	Licensed Products, Launch Dates and Initial estimated ASP

3.	Exhibit 3	Licensed Products Specifications

4.	Exhibit 4	Strategic partners with collaborative research agreements

5.	Exhibit 5	Proposed Licensed Products, launch dates and Initial estimated ASP

6.	Exhibit 6	Design Control Guidelines

7.	Exhibit 7	Spare parts

8.	Exhibit 8	Proposed Licensed Products Specifications

9.	Exhibit 9	Shipping instructions and pallet guidelines

10.	Exhibit 10	Release criteria and values for CoA

11.	Exhibit 11	Labeling

12.	Exhibit 12	Steering Committees

13.	Exhibit 13	Quality Management System Requirements

14.	Exhibit 14	Suppliers of critical products

15.	Exhibit 15	Third Party Patents

TRA 2054722v4

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the

Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.